Exhibit 99.7

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Supplement to the Estimates

Fiscal Year Ending March 31, 2024

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.
Estimates of revenue and expenditure. ISSN 0707-3046
Vols. For 1983 - have suppl.
Imprint varies: Ministry of Finance, 1983-1987: Ministry
Of Finance and Corporate Relations, 1988-June 2001:
Ministry of Finance, June 2001-
Also available on the Internet.
ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.

2.	Budget — British Columbia - Periodicals.

3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.

III.	Title.

HJ13.B742      354.7110072’225      C82-089032-4

TABLE OF CONTENTS

PAGE

Introduction	1

Summary Information
General Fund Operating Expenses	3
General Fund Capital Expenditures	7
Operating Expenses by Standard Object	11

Special Offices, Ministries and Other Appropriations Operating Expenses
Legislative Assembly	14
Officers of the Legislature	16
Office of the Premier	20
Ministry of Agriculture and Food	22
Ministry of Attorney General	24
Ministry of Children and Family Development	28
Ministry of Citizens’ Services	30
Ministry of Education and Child Care	32
Ministry of Emergency Management and Climate Readiness	34
Ministry of Energy, Mines and Low Carbon Innovation	36
Ministry of Environment and Climate Change Strategy	38
Ministry of Finance	40
Ministry of Forests	44
Ministry of Health	46
Ministry of Housing	48
Ministry of Indigenous Relations and Reconciliation	50
Ministry of Jobs, Economic Development and Innovation	52
Ministry of Labour	54
Ministry of Mental Health and Addictions	56
Ministry of Municipal Affairs	58
Ministry of Post-Secondary Education and Skills Training	60
Ministry of Public Safety and Solicitor General	62
Ministry of Social Development and Poverty Reduction	64
Ministry of Tourism, Arts, Culture and Sport	66
Ministry of Transportation and Infrastructure	68
Ministry of Water, Land and Resource Stewardship	70
Management of Public Funds and Debt	72
Other Appropriations	74

Explanatory Notes on the Group Account Classifications	83

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INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is composed of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for 2022/23. Each column thereafter provides 2023/24 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2023/24 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired. The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: https://www.bcbudget.gov.bc.ca/.

Salaries and Benefits		Government Transfers
50	Base Salaries	77	Transfers – Grants
51	Supplementary Salary Costs	79	Transfers – Entitlements
52	Employee Benefits	80	Transfers – Shared Cost Arrangements
54	Legislative Salaries and Indemnities
		Other Expenses
Operating Costs		81	Transfers Between Votes and Special Accounts
55	Boards, Commissions and Courts – Fees and Expenses	83	Interest on the Public Debt
57	Public Servant Travel	85	Other Expenses
59	Centralized Management Support Services
60	Professional Services	Internal Recoveries
63	Information Systems – Operating	86	Recoveries Between Votes and Special Accounts
65	Office and Business Expenses	88	Recoveries Within the Consolidated Revenue Fund
67	Informational Advertising and Publications
68	Statutory Advertising and Publications	External Recoveries
69	Utilities, Materials and Supplies	89	Recoveries Within the Government Reporting Entity
70	Operating Equipment and Vehicles	90	Recoveries External to the Government Reporting Entity
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

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GENERAL FUND OPERATING EXPENSES ($000)

		Total							Total
		2022/23	Salaries						2023/24
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislative Assembly
1	Legislative Assembly	91,983	57,284	19,177	25	24,980	(169)	(956)	100,341
Officers of the Legislature
2	Auditor General	20,815	16,030	6,168	70	7	—	—	22,275
3	Conflict of Interest Commissioner	754	639	147	—	—	—	—	786
4	Elections BC	18,416	15,678	16,978	3,300	11	—	—	35,967
5	Human Rights Commissioner	6,809	4,524	2,263	5	716	(1)	(2)	7,505
6	Information and Privacy Commissioner	9,096	6,133	2,263	—	879	(1)	(2)	9,272
7	Merit Commissioner	1,641	716	574	—	152	—	—	1,442
8	Ombudsperson	11,580	11,781	2,648	—	—	(1,636)	(20)	12,773
9	Police Complaint Commissioner	6,984	4,459	1,945	—	610	—	(1)	7,013
10	Representative for Children and Youth	10,982	10,049	2,844	10	1	(711)	(2)	12,191
	Total	87,077	70,009	35,830	3,385	2,376	(2,349)	(27)	109,224
Office of the Premier
11	Office of the Premier	14,692	13,804	1,987	1,003	559	(601)	(707)	16,045
Ministry of Agriculture and Food
12	Ministry Operations	88,820	35,662	12,504	56,070	13,441	(8)	(24,423)	93,246
13	Agricultural Land Commission	5,001	4,114	1,201	—	3	(1)	(2)	5,315
	Statutory Appropriations	23,200	—	1,250	—	21,951	—	(1)	23,200
	Less: Transfer from Ministry Operations Vote	(10,000)	—	—	—	(10,000)	—	—	(10,000)
	Total	107,021	39,776	14,955	56,070	25,395	(9)	(24,426)	111,761
Ministry of Attorney General
14	Ministry Operations	581,418	487,991	123,360	172,722	15,198	(121,302)	(34,328)	643,641
15	Judiciary	92,325	80,601	12,964	12	43	(2)	(1)	93,617
16	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
17	Independent Investigations Office	9,093	9,131	2,416	—	20	(1)	(2)	11,564
	Statutory Appropriations	11,613	30,607	6,779	—	399	—	(26,255)	11,530
	Less: Transfer from Ministry Operations Vote	(10,763)	—	—	—	(11,530)	—	—	(11,530)
	Total	708,186	608,330	145,519	172,734	28,630	(121,305)	(60,586)	773,322
Ministry of Children and Family Development
18	Ministry Operations	1,740,645	463,676	70,930	1,478,594	29,980	(46,144)	(84,941)	1,912,095

Ministry of Citizens' Services
19	Ministry Operations	656,727	201,705	722,963	20,000	122,716	(186,514)	(198,100)	682,770
Ministry of Education and Child Care
20	Ministry Operations	8,178,585	108,185	58,997	9,533,653	4,924	(647)	(869,960)	8,835,152
	Statutory Appropriations	38,864	5,487	3,250	30,000	81	—	—	38,818
	Total	8,217,449	113,672	62,247	9,563,653	5,005	(647)	(869,960)	8,873,970
Ministry of Emergency Management and Climate Readiness
21	Ministry Operations	42,675	34,847	13,329	27,178	28	(528)	(10,491)	64,363
22	Emergency Program Act	436,420	—	23,700	12,721	1	(1)	(1)	36,420
	Total	479,095	34,847	37,029	39,899	29	(529)	(10,492)	100,783

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total							Total
		2022/23	Salaries						2023/24
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy, Mines and Low Carbon Innovation
23	Ministry Operations	109,556	64,894	34,239	26,893	2,758	(7,309)	(3,067)	118,408
	Statutory Appropriations	2,403	402	26	9,703	—	(1)	(2)	10,128
	Total	111,959	65,296	34,265	36,596	2,758	(7,310)	(3,069)	128,536
Ministry of Environment and Climate Change Strategy
24	Ministry Operations	315,933	112,006	73,150	30,303	15,021	(28,140)	(2,658)	199,682
25	Environmental Assessment Office	15,367	11,330	2,290	3,550	124	(1)	(901)	16,392
	Statutory Appropriations	40,235	4,020	7,400	1,500	26,635	—	(500)	39,055
	Total	371,535	127,356	82,840	35,353	41,780	(28,141)	(4,059)	255,129
Ministry of Finance
26	Ministry Operations	318,847	173,619	88,106	78,687	81,848	(23,370)	(60,021)	338,869
27	Government Communications and Public Engagement	28,338	23,243	6,898	—	61	(600)	(261)	29,341
28	BC Public Service Agency	59,781	41,254	33,778	—	9,060	(16,687)	(4,020)	63,385
29	Benefits and Other Employment Costs	1	773,778	6,558	350	47,599	(746,206)	(82,078)	1
	Statutory Appropriations	859,053	77,767	8,274	1,112,000	56,409	(48,401)	(12,036)	1,194,013
	Less: Transfer from Ministry Operations Vote	(44,690)	—	—	—	(47,398)	—	—	(47,398)
	Total	1,221,330	1,089,661	143,614	1,191,037	147,579	(835,264)	(158,416)	1,578,211
Ministry of Forests
30	Ministry Operations	422,766	240,934	179,710	49,543	98,820	(16,904)	(68,535)	483,568
31	Fire Management	194,285	104,307	108,823	5,000	62	(1,801)	(12,271)	204,120
	Statutory Appropriations	207,242	32,807	136,918	185,513	97,812	(29,881)	(185,740)	237,429
	Total	824,293	378,048	425,451	240,056	196,694	(48,586)	(266,546)	925,117
Ministry of Health
32	Ministry Operations	25,313,043	183,632	222,513	28,851,945	2,872	(172,790)	(561,914)	28,526,258
	Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
	Total	25,460,293	183,632	222,513	28,851,945	150,122	(172,790)	(561,914)	28,673,508
Ministry of Housing
33	Ministry Operations	656,466	30,245	10,462	842,992	743	(2)	(4)	884,436
	Statutory Appropriations	12,884	—	—	12,884	—	—	—	12,884
	Total	669,350	30,245	10,462	855,876	743	(2)	(4)	897,320
Ministry of Indigenous Relations and Reconciliation
34	Ministry Operations	49,815	31,145	8,595	15,861	2,473	(154)	(8)	57,912
35	Treaty and Other Agreements Funding	108,329	—	—	444,528	—	(1)	(328,368)	116,159
36	Declaration Act Secretariat	3,213	2,613	1,353	—	468	(1)	(2)	4,431
	Statutory Appropriations	9,262	200	—	9,563	—	(1)	(2)	9,760
	Total	170,619	33,958	9,948	469,952	2,941	(157)	(328,380)	188,262
Ministry of Jobs, Economic Development and Innovation
37	Ministry Operations	110,409	40,849	17,824	55,321	188	(1,325)	(16)	112,841
	Statutory Appropriations	500	—	—	500	—	—	—	500
	Total	110,909	40,849	17,824	55,821	188	(1,325)	(16)	113,341
Ministry of Labour
38	Ministry Operations	17,423	42,945	11,675	59	456	(5)	(33,641)	21,489

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total							Total
		2022/23	Salaries						2023/24
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Mental Health and Addictions
39	Ministry Operations	24,602	16,266	4,440	6,000	11	(1)	(1)	26,715
Ministry of Municipal Affairs
40	Ministry Operations	244,148	32,795	15,303	560,336	237	(13,569)	(339,391)	255,711
	Statutory Appropriations	12,269	—	—	—	13,565	—	—	13,565
	Total	256,417	32,795	15,303	560,336	13,802	(13,569)	(339,391)	269,276
Ministry of Post-Secondary Education and Future Skills
41	Ministry Operations	2,616,040	48,095	18,673	2,866,858	2,828	(61,496)	(104,979)	2,769,979
Ministry of Public Safety and Solicitor General
42	Ministry Operations	897,631	356,520	66,204	786,542	8,127	(17,176)	(187,198)	1,013,019
	Statutory Appropriations	15,055	980	4,135	5,476	12,104	—	(7,501)	15,194
	Total	912,686	357,500	70,339	792,018	20,231	(17,176)	(194,699)	1,028,213
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	4,451,482	191,095	64,726	4,816,887	20,581	(31,088)	(316,870)	4,745,331
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	167,969	16,861	2,829	161,808	24	(6)	(5,287)	176,229
	Statutory Appropriations	5,430	—	—	5,428	2	—	—	5,430
	Total	173,399	16,861	2,829	167,236	26	(6)	(5,287)	181,659
Ministry of Transportation and Infrastructure
45	Ministry Operations	955,980	171,668	4,915,537	666,312	1,161	(13,921)	(4,719,838)	1,020,919
Ministry of Water, Land and Resource Stewardship
46	Ministry Operations	103,747	122,438	27,022	23,537	1,780	(45,642)	(5,126)	124,009
Management of Public Funds and Debt
47	Management of Public Funds and Debt	1,378,388	—	—	—	3,239,955	—	(1,931,402)	1,308,553
Other Appropriations
48	Contingencies (All Ministries) and New Programs	4,848,000	—	—	—	5,500,001	—	(1)	5,500,000
49	Capital Funding	3,733,581	—	—	4,539,987	7	—	(7)	4,539,987
50	Commissions on Collection of Public Funds	1	—	—	—	87,819	—	(87,818)	1
51	Allowances for Doubtful Revenue Accounts	1	—	—	—	61,027	—	(61,026)	1
52	Tax Transfers	2,044,000	—	—	3,159,000	—	—	—	3,159,000
53	Electoral Boundaries Commission	2,194	57	90	—	—	—	—	147
54	Forest Practices Board	3,896	2,600	1,386	—	3	(1)	(2)	3,986
	Total	10,631,673	2,657	1,476	7,698,987	5,648,857	(1)	(148,854)	13,203,122
	Overall Total	62,565,000	4,554,468	7,189,574	60,670,229	9,732,163	(1,634,747)	(10,372,687)	70,139,000
	Adjusted Totals[1]		3,777,635	6,967,988	60,560,402	9,205,662	—	(10,372,687)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

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GENERAL FUND CAPITAL EXPENDITURES ($000)

		Total					Office					Total
		2022/23					Furniture				Roads,	2023/24
Vote and Statutory Appropriations		Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	and Equipment	Vehicles	Information Systems	Tenant Improvements	Bridges and Ferries	Capital Expenditures
Legislative Assembly
1	Legislative Assembly	9,473	—	—	5,289	1,079	582	—	2,376	—	—	9,326
Officers of the Legislature												1,900
2	Auditor General	415	—	—	—	—	370	—	330	1,200	—
3	Conflict of Interest Commissioner	25	—	—	—	—	10	—	15	—	—	25
4	Elections BC	650	—	—	—	—	—	—	400	—	—	400
5	Human Rights Commissioner	35	—	—	—	—	5	—	30	—	—	35
6	Information and Privacy Commissioner	360	—	—	—	—	10	—	251	—	—	261
7	Merit Commissioner	235	—	—	—	—	4	—	120	—	—	124
8	Ombudsperson	102	—	—	—	—	12	—	76	—	—	88
9	Police Complaint Commissioner	224	—	—	—	—	17	—	128	—	—	145
10	Representative for Children and Youth	50	—	—	—	—	5	—	45	—	—	50
	Total	2,096	—	—	—	—	433	—	1,395	1,200	—	3,028
Office of the Premier
11	Office of the Premier	3	—	—	—	—	3	—	—	—	—	3
Ministry of Agriculture and Food												875
12	Ministry Operations	1,229	—	—	—	300	3	572	—	—	—
13	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	1,229	—	—	—	300	3	572	—	—	—	875
Ministry of Attorney General												5,778
14	Ministry Operations	13,954	—	—	—	2,522	24	2,760	472	—	—
15	Judiciary	770	—	—	—	—	30	—	740	—	—	770
16	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
17	Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	15,087	—	—	—	2,522	54	2,760	1,575	—	—	6,911
Ministry of Children and Family Development
18	Ministry Operations	1,000	—	—	—	202	28	2,165	—	—	—	2,395
Ministry of Citizens' Services
19	Ministry Operations	464,010	2,231	—	214,261	1,237	1,510	200	164,449	41,134	—	425,022
Ministry of Education and Child Care
20	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Emergency Management and Climate Readiness
21	Ministry Operations	495	—	—	—	—	3	412	109	—	—	524
22	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Total	495	—	—	—	—	3	412	109	—	—	524

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

		Total					Office					Total
		2022/23					Furniture				Roads,	2023/24
Vote and Statutory Appropriations		Capital		Land		Specialized	and		Information	Tenant	Bridges and	Capital
		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Energy, Mines and Low Carbon Innovation
23	Ministry Operations	586	—	—	—	195	1	350	—	—	—	546
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	586	—	—	—	195	1	350	—	—	—	546
Ministry of Environment and Climate Change Strategy
24	Ministry Operations	42,514	7,000	31,614	—	2,419	10	5,932	—	—	—	46,975
25	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	400	—	300	—	100	—	—	—	—	—	400
	Total	42,914	7,000	31,914	—	2,519	10	5,932	—	—	—	47,375
Ministry of Finance
26	Ministry Operations	292	—	—	—	—	10	160	102	—	—	272
27	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
28	BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
29	Benefits and Other Employment Costs	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	302	—	—	—	10	10	160	102	—	—	282
Ministry of Forests
30	Ministry Operations	35,936	—	837	6,650	603	18	9,901	15	—	17,725	35,749
31	Fire Management	2,575	—	—	2,000	9,000	—	5,000	—	—	—	16,000
	Statutory Appropriations	40,671	—	—	—	650	—	—	350	—	40,107	41,107
	Total	79,182	—	837	8,650	10,253	18	14,901	365	—	57,832	92,856
Ministry of Health
32	Ministry Operations	30	—	—	—	—	30	—	479	—	—	509
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	30	—	—	—	—	30	—	479	—	—	509
Ministry of Housing												3
33	Ministry Operations	—	—	—	—	—	3	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	—	—	—	—	—	3	—	—	—	—	3
Ministry of Indigenous Relations and Reconciliation
34	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
35	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
36	Declaration Act Secretariat	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Jobs, Economic Development and Innovation
37	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Labour
38	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

		Total					Office					Total
		2022/23					Furniture				Roads,	2023/24
Vote and Statutory Appropriations		Capital		Land		Specialized	and		Information	Tenant	Bridges and	Capital
		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Mental Health and Addictions
39	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
Ministry of Municipal Affairs
40	Ministry Operations	69	—	—	—	—	2	—	—	—	—	2
	Statutory Appropriations	2,285	—	833	—	—	—	—	—	—	—	833
	Total	2,354	—	833	—	—	2	—	—	—	—	835
Ministry of Post-Secondary Education and Future Skills
41	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Public Safety and Solicitor General
42	Ministry Operations	3,169	—	—	—	1,074	17	1,497	—	—	—	2,588
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3,169	—	—	—	1,074	17	1,497	—	—	—	2,588
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	1,822	—	—	—	—	114	350	1,390	—	—	1,854
Ministry of Tourism, Arts, Culture and Sport

44	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Transportation and Infrastructure
45	Ministry Operations	5,005	—	—	—	963	10	4,288	—	—	—	5,261
Ministry of Water, Land and Resource Stewardship
46	Ministry Operations	245	—	—	—	—	3	—	—	—	—	3
Management of Public Funds and Debt
47	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
48	Contingencies (All Ministries) and New Programs	125,150	—	—	—	—	—	—	100,000	—	—	100,000
49	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
50	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
51	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
52	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
53	Electoral Boundaries Commission	—	—	—	—	—	—	—	—	—	—	—
54	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	125,150	—	—	—	—	—	—	100,000	—	—	100,000
	Overall Total	754,674	9,231	33,584	228,200	20,354	2,856	33,587	272,740	42,334	57,832	700,718

9

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OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	2,917,577	(32,852)[1]	2,884,725
51	Supplementary Salary Costs	35,324	—	35,324
52	Employee Benefits	1,586,072	(743,981)[2]	842,091
54	Legislative Salaries and Indemnities	15,495	—	15,495
	Salaries and Benefits	4,554,468	(776,833)	3,777,635
55	Boards, Commissions and Courts - Fees and Expenses	19,779	—	19,779
57	Public Servant Travel	61,295	—	61,295
59	Centralized Management Support Services	97,559	(97,559)[3]	—
60	Professional Services	973,934	(14,274)[4]	959,660
63	Information Systems - Operating	592,471	(68,996)[4]	523,475
65	Office and Business Expenses	119,922	(16,407)[4]	103,515
67	Informational Advertising and Publications	15,539	—	15,539
68	Statutory Advertising and Publications	1,576	—	1,576
69	Utilities, Materials and Supplies	1,325,810	—	1,325,810
70	Operating Equipment and Vehicles	151,085	—	151,085
72	Non-Capital Roads and Bridges	3,173,488	—	3,173,488
73	Amortization	294,084	—	294,084
75	Building Occupancy Charges	363,032	(24,350)[4]	338,682
	Operating Costs	7,189,574	(221,586)	6,967,988
77	Transfers - Grants	2,539,216	(2,510)[4]	2,536,706
79	Transfers - Entitlements	35,166,676	—	35,166,676
80	Transfers - Shared Cost Arrangements	22,964,337	(107,317)[4]	22,857,020
	Government Transfers	60,670,229	(109,827)	60,560,402
81	Transfers Between Votes and Special Accounts	254,088	(254,088)[5]	—
83	Interest on the Public Debt	1,293,670	—	1,293,670
85	Other Expenses	8,184,405	(272,413)[4]	7,911,992
	Other Expenses	9,732,163	(526,501)	9,205,662
86	Recoveries Between Votes and Special Accounts	(254,088)	254,088 [5]	—
88	Recoveries Within the Consolidated Revenue Fund	(1,380,659)	1,380,659 [6]	—
	Internal Recoveries	(1,634,747)	1,634,747	—
89	Recoveries Within the Government Reporting Entity	(5,579,571)	—	(5,579,571)
90	Recoveries External to the Government Reporting Entity	(4,793,116)	—	(4,793,116)
	External Recoveries	(10,372,687)	—	(10,372,687)
	Net Operating Expenses	70,139,000	—	70,139,000

[1]	Recoveries between ministries for base salaries.

[2]	Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.

[3]	Recoveries from ministries by the Office of the Premier and Attorney General for centrally managed services such as legal services.

[4]	Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, grants, shared cost arrangements, or other corporate services.

[5]	Transfers between votes and special accounts.

[6]	Recoveries for costs referred to in Notes 1, 2, 3, and 4.

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SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	91,983	30,715	369	15,148	11,052	57,284	—	662	—	4,599	3,922	1,977	798	197	3,203
Members' Services	44,235	395	18	7,898	10,763	19,074	—	186	—	449	261	218	230	—	—
Caucus Support Services	8,478	5,576	38	1,335	—	6,949	—	180	—	481	178	387	551	—	5
Respectful Workplace Office	250	—	—	—	—	—	—	—	—	250	—	—	—	—	—
Office of the Speaker	346	187	9	45	—	241	—	26	—	20	3	70	—	—	—
Office of the Clerk	1,943	1,775	10	420	289	2,494	—	23	—	50	14	56	—	—	—
Clerk of Committees	1,248	1,278	—	278	—	1,556	—	5	—	10	5	13	—	—	—
Legislative Operations	22,289	9,804	138	2,640	—	12,582	—	84	—	2,265	3,028	944	10	197	2,504
Sergeant-at-Arms	6,476	6,427	156	1,375	—	7,958	—	91	—	600	187	158	—	—	227
Hansard	4,312	3,440	—	740	—	4,180	—	46	—	445	157	90	7	—	246
Legislative Library	2,406	1,833	—	417	—	2,250	—	21	—	29	89	41	—	—	221

Total	91,983	30,715	369	15,148	11,052	57,284	—	662	—	4,599	3,922	1,977	798	197	3,203

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
55	—	2,898	866	19,177	25	—	—	25	—	—	24,980	24,980	—	(169)	(169)	(1)	(955)	(956)	100,341
—	—	—	—	1,344	—	—	—	—	—	—	24,600	24,600	—	—	—	—	—	—	45,018
—	—	—	75	1,857	—	—	—	—	—	—	50	50	—	—	—	—	—	—	8,856
—	—	—	—	250	—	—	—	—	—	—	—	—	—	—	—	—	—	—	250
—	—	—	—	119	5	—	—	5	—	—	—	—	—	—	—	—	—	—	365
—	—	—	—	143	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,637
—	—	—	—	33	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,589
21	—	2,898	791	12,742	20	—	—	20	—	—	330	330	—	(169)	(169)	(1)	(955)	(956)	24,549
34	—	—	—	1,297	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,255
—	—	—	—	991	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,171
—	—	—	—	401	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,651

55	—	2,898	866	19,177	25	—	—	25	—	—	24,980	24,980	—	(169)	(169)	(1)	(955)	(956)	100,341

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	20,815	12,350	95	3,252	333	16,030	—	377	—	2,245	1,081	564	5	—	—

Total	20,815	12,350	95	3,252	333	16,030	—	377	—	2,245	1,081	564	5	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	754	254	—	133	252	639	—	35	—	55	11	20	—	1	1

Total	754	254	—	133	252	639	—	35	—	55	11	20	—	1	1

VOTE 4 Elections BC

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	18,416	9,168	3,613	2,574	323	15,678	—	104	—	1,009	5,901	6,657	665	—	75

Total	18,416	9,168	3,613	2,574	323	15,678	—	104	—	1,009	5,901	6,657	665	—	75

VOTE 5 Human Rights Commissioner

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Human Rights Commissioner	6,809	3,224	101	901	298	4,524	—	180	—	660	422	219	100	—	1

Total	6,809	3,224	101	901	298	4,524	—	180	—	660	422	219	100	—	1

VOTE 6 Information and Privacy Commissioner

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	9,096	4,557	—	1,252	324	6,133	—	52	—	462	542	209	—	18	35

Total	9,096	4,557	—	1,252	324	6,133	—	52	—	462	542	209	—	18	35

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
16	—	475	1,405	6,168	70	—	—	70	—	—	7	7	—	—	—	—	—	—	22,275

16	—	475	1,405	6,168	70	—	—	70	—	—	7	7	—	—	—	—	—	—	22,275

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	2	22	147	—	—	—	—	—	—	—	—	—	—	—	—	—	—	786

—	—	2	22	147	—	—	—	—	—	—	—	—	—	—	—	—	—	—	786

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
12	—	573	1,982	16,978	—	3,300	—	3,300	—	—	11	11	—	—	—	—	—	—	35,967

12	—	573	1,982	16,978	—	3,300	—	3,300	—	—	11	11	—	—	—	—	—	—	35,967

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	159	522	2,263	5	—	—	5	—	—	716	716	—	(1)	(1)	(1)	(1)	(2)	7,505

—	—	159	522	2,263	5	—	—	5	—	—	716	716	—	(1)	(1)	(1)	(1)	(2)	7,505

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	165	780	2,263	—	—	—	—	—	—	879	879	—	(1)	(1)	(1)	(1)	(2)	9,272

—	—	165	780	2,263	—	—	—	—	—	—	879	879	—	(1)	(1)	(1)	(1)	(2)	9,272

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,641	485	—	151	80	716	—	17	—	221	59	21	8	12	6

Total	1,641	485	—	151	80	716	—	17	—	221	59	21	8	12	6

VOTE 8 Ombudsperson

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	11,580	8,954	87	2,416	324	11,781	—	91	—	308	589	383	34	15	42

Total	11,580	8,954	87	2,416	324	11,781	—	91	—	308	589	383	34	15	42

VOTE 9 Police Complaint Commissioner

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	6,984	3,213	13	909	324	4,459	—	122	—	900	236	96	20	1	12

Total	6,984	3,213	13	909	324	4,459	—	122	—	900	236	96	20	1	12

VOTE 10 Representative for Children and Youth

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	10,982	7,579	158	1,989	323	10,049	—	373	—	473	696	405	—	—	5

Total	10,982	7,579	158	1,989	323	10,049	—	373	—	473	696	405	—	—	5

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	50	180	574	—	—	—	—	—	—	152	152	—	—	—	—	—	—	1,442

—	—	50	180	574	—	—	—	—	—	—	152	152	—	—	—	—	—	—	1,442

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	178	1,008	2,648	—	—	—	—	—	—	—	—	—	(1,636)	(1,636)	—	(20)	(20)	12,773

—	—	178	1,008	2,648	—	—	—	—	—	—	—	—	—	(1,636)	(1,636)	—	(20)	(20)	12,773

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	84	474	1,945	—	—	—	—	—	—	610	610	—	—	—	—	(1)	(1)	7,013

—	—	84	474	1,945	—	—	—	—	—	—	610	610	—	—	—	—	(1)	(1)	7,013

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	55	837	2,844	5	—	5	10	—	—	1	1	—	(711)	(711)	(1)	(1)	(2)	12,191

—	—	55	837	2,844	5	—	5	10	—	—	1	1	—	(711)	(711)	(1)	(1)	(2)	12,191

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,479	2,528	9	648	—	3,185	—	80	9	37	94	531	—	—	1
Cabinet Operations	2,099	1,530	2	389	—	1,921	—	25	22	1	60	44	—	—	1
Planning and Priorities Secretariat	1,610	1,239	—	315	—	1,554	—	50	45	20	10	10	—	—	—
Executive and Support Services	7,504	5,525	28	1,483	108	7,144	—	427	62	150	117	135	—	—	5
Premier's Office	4,810	3,848	5	1,023	108	4,984	—	325	—	100	67	59	—	—	—
Deputy Minister's Office	2,694	1,677	23	460	—	2,160	—	102	62	50	50	76	—	—	5

Total	14,692	10,822	39	2,835	108	13,804	—	582	138	208	281	720	—	—	7

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2023/24 Operating Expenses
5	—	—	6	763	700	—	301	1,001	—	—	18	18	—	(598)	(598)	(1)	(700)	(701)	3,668
1	—	1	1	156	1	—	—	1	—	—	118	118	—	(1)	(1)	(1)	(1)	(2)	2,193
—	—	—	—	135	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,689
25	—	7	5	933	1	—	—	1	—	—	420	420	—	(1)	(1)	(1)	(1)	(2)	8,495
1	—	2	—	554	—	—	—	—	—	—	146	146	—	—	—	—	—	—	5,684
24	—	5	5	379	1	—	—	1	—	—	274	274	—	(1)	(1)	(1)	(1)	(2)	2,811

31	—	8	12	1,987	702	—	301	1,003	—	—	559	559	—	(601)	(601)	(4)	(703)	(707)	16,045

MINISTRY OF AGRICULTURE AND FOOD

($000)

VOTE 12 Ministry Operations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Science, Policy and Inspection	16,146	11,891	22	3,021	—	14,934	—	380	—	2,413	92	621	—	—	697
Agriculture Resources	64,373	14,921	79	3,821	—	18,821	—	358	—	1,610	1,054	351	840	—	92
BC Farm Industry Review Board	1,378	548	—	139	—	687	377	30	—	299	4	30	—	—	—
Executive and Support Services	6,923	908	—	254	58	1,220	—	137	452	71	644	489	—	—	—
Minister's Office	752	399	—	125	58	582	—	87	—	—	10	22	—	—	—
Corporate Services	6,171	509	—	129	—	638	—	50	452	71	634	467	—	—	—

Total	88,820	28,268	101	7,235	58	35,662	377	905	452	4,393	1,794	1,491	840	—	789

VOTE 13 Agricultural Land Commission

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	5,001	3,281	—	833	—	4,114	414	60	28	392	140	69	—	21	26

Total	5,001	3,281	—	833	—	4,114	414	60	28	392	140	69	—	21	26

Statutory Appropriations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	23,200	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	23,200	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
248	—	523	—	4,974	—	—	11,402	11,402	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	17,465
76	—	57	—	4,438	22,043	—	22,625	44,668	10,000	—	16	10,016	—	(3)	(3)	(3)	(10,549)	(10,552)	67,388
—	—	1	—	741	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,427
264	—	121	173	2,351	—	—	—	—	—	—	3,398	3,398	—	(1)	(1)	(1)	(1)	(2)	6,966
—	—	—	—	119	—	—	—	—	—	—	—	—	—	—	—	—	—	—	701
264	—	121	173	2,232	—	—	—	—	—	—	3,398	3,398	—	(1)	(1)	(1)	(1)	(2)	6,265

588	—	702	173	12,504	22,043	—	34,027	56,070	10,000	—	3,441	13,441	—	(8)	(8)	(9)	(24,414)	(24,423)	93,246

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
5	—	41	5	1,201	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,315

5	—	41	5	1,201	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,315

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	1,250	—	—	—	—	—	—	21,951	21,951	—	—	—	—	(1)	(1)	23,200

—	—	—	—	1,250	—	—	—	—	—	—	21,951	21,951	—	—	—	—	(1)	(1)	23,200

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Justice Services	171,440	24,751	—	6,287	—	31,038	—	276	66	786	316	309	30	—	—
Prosecution Services	167,852	125,819	548	31,958	—	158,325	2,019	1,417	363	7,697	453	2,980	—	—	431
Court Services	135,111	103,846	973	26,572	—	131,391	2,068	1,690	83	2,478	3,170	3,491	—	—	1,695
Legal Services	28,317	76,529	1,084	19,831	—	97,444	20	856	—	45,857	1,377	1,736	—	51	—
Agencies, Boards, Commissions and Other Tribunals	43,753	37,823	497	10,266	—	48,586	5,461	766	—	3,848	2,258	1,314	42	42	5
Agencies, Boards, Commissions and Other Tribunals	43,752	24,268	93	6,197	—	30,558	4,712	347	—	1,610	956	872	30	22	5
British Columbia Utilities Commission	1	13,555	404	4,069	—	18,028	749	419	—	2,238	1,302	442	12	20	—
Multiculturalism and Anti-Racism	1,916	767	—	195	—	962	35	10	2	55	15	69	—	—	—
Executive and Support Services	33,029	16,046	18	4,106	75	20,245	—	167	60	31	11,013	242	—	12	3
Minister's Office	903	528	—	165	75	768	—	60	—	—	10	22	—	—	3
Corporate Services	32,126	15,518	18	3,941	—	19,477	—	107	60	31	11,003	220	—	12	—

Total	581,418	385,581	3,120	99,215	75	487,991	9,603	5,182	574	60,752	18,602	10,141	72	105	2,134

VOTE 15 Judiciary

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Judiciary	92,325	64,044	130	16,427	—	80,601	3,965	2,112	29	524	2,747	2,108	—	—	135
Superior Courts	21,000	14,342	80	3,643	—	18,065	1	191	—	250	1,849	800	—	—	26
Provincial Courts	71,325	49,702	50	12,784	—	62,536	3,964	1,921	29	274	898	1,308	—	—	109

Total	92,325	64,044	130	16,427	—	80,601	3,965	2,112	29	524	2,747	2,108	—	—	135

VOTE 16 Crown Proceeding Act

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
64	—	56	1	1,904	2,516	—	169,266	171,782	—	—	110	110	—	(91)	(91)	(10)	(4,156)	(4,166)	200,577
88	—	64	300	15,812	—	—	—	—	—	—	1,224	1,224	(1,688)	(1)	(1,689)	—	(1)	(1)	173,671
1,609	—	2,065	739	19,088	—	—	—	—	—	—	1,059	1,059	—	(1)	(1)	(1)	(2,852)	(2,853)	148,684
—	—	3	167	50,067	—	—	—	—	—	—	760	760	—	(115,704)	(115,704)	(290)	(10)	(300)	32,267
—	—	—	1,279	15,015	100	—	—	100	11,530	—	54	11,584	—	(2)	(2)	(1,278)	(25,726)	(27,004)	48,279
—	—	—	21	8,575	—	—	—	—	11,530	—	38	11,568	—	(2)	(2)	(1,278)	(1,143)	(2,421)	48,278
—	—	—	1,258	6,440	100	—	—	100	—	—	16	16	—	—	—	—	(24,583)	(24,583)	1
—	—	—	—	186	300	—	540	840	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,987
—	—	8,098	1,662	21,288	—	—	—	—	—	—	459	459	—	(3,814)	(3,814)	(1)	(1)	(2)	38,176
—	—	—	—	95	—	—	—	—	—	—	—	—	—	—	—	—	—	—	863
—	—	8,098	1,662	21,193	—	—	—	—	—	—	459	459	—	(3,814)	(3,814)	(1)	(1)	(2)	37,313

1,761	—	10,286	4,148	123,360	2,916	—	169,806	172,722	11,530	—	3,668	15,198	(1,688)	(119,614)	(121,302)	(1,581)	(32,747)	(34,328)	643,641

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
64	—	1,005	275	12,964	—	—	12	12	—	—	43	43	—	(2)	(2)	—	(1)	(1)	93,617
4	—	400	—	3,521	—	—	—	—	—	—	43	43	—	(1)	(1)	—	—	—	21,628
60	—	605	275	9,443	—	—	12	12	—	—	—	—	—	(1)	(1)	—	(1)	(1)	71,989

64	—	1,005	275	12,964	—	—	12	12	—	—	43	43	—	(2)	(2)	—	(1)	(1)	93,617

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Independent Investigations Office

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	9,093	7,132	—	1,999	—	9,131	—	154	48	284	915	317	—	—	20

Total	9,093	7,132	—	1,999	—	9,131	—	154	48	284	915	317	—	—	20

Statutory Appropriations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	10,763	24,203	256	6,148	—	30,607	—	281	—	1,694	2,948	852	—	—	20
Public Inquiry Act	850	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	11,613	24,203	256	6,148	—	30,607	—	281	—	1,694	2,948	852	—	—	20

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
96	—	459	123	2,416	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	11,564

96	—	459	123	2,416	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	11,564

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	689	295	6,779	—	—	—	—	—	—	399	399	—	—	—	—	(26,255)	(26,255)	11,530
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	689	295	6,779	—	—	—	—	—	—	399	399	—	—	—	—	(26,255)	(26,255)	11,530

27

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development	40,256	1,868	11	474	—	2,353	—	70	—	112	—	—	—	—	—
Services for Children and Youth with Support Needs	480,381	21,799	132	5,536	—	27,467	—	265	—	—	920	266	—	—	83
Child and Youth Mental Health Services	119,471	55,602	1,015	14,195	—	70,812	—	778	—	437	222	641	—	—	357
Child Safety, Family Support and Children in Care Services	834,381	147,909	3,414	37,610	—	188,933	—	2,918	21,616	246	1,213	235	583	22	84
Adoption Services	36,451	8,400	23	2,141	—	10,564	—	49	—	—	—	7	—	—	—
Youth Justice Services	51,320	29,020	876	7,374	—	37,270	—	285	—	27	—	112	—	—	831
Service Delivery Support	161,426	84,161	864	21,756	—	106,781	—	3,757	4,600	6,523	9,802	6,028	—	—	—
Executive and Support Services	16,959	15,466	12	3,960	58	19,496	—	410	2	—	9	1,177	—	—	—
Minister's Office	677	426	—	132	58	616	—	80	—	—	7	19	—	—	—
Corporate Services	16,282	15,040	12	3,828	—	18,880	—	330	2	—	2	1,158	—	—	—

Total	1,740,645	364,225	6,347	93,046	58	463,676	—	8,532	26,218	7,345	12,166	8,466	583	22	1,355

28

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	182	—	10	39,882	39,892	—	—	1	1	—	(570)	(570)	(1)	(1)	(2)	41,856
20	—	—	—	1,554	4,125	47,885	486,922	538,932	—	—	22	22	—	(36,801)	(36,801)	(1)	(2,284)	(2,285)	528,889
152	—	—	1,032	3,619	—	130	57,179	57,309	—	—	—	—	—	(8,768)	(8,768)	(660)	(115)	(775)	122,197
8	—	—	100	27,025	—	87,378	694,199	781,577	—	—	633	633	—	(1)	(1)	(148)	(62,864)	(63,012)	935,155
—	—	—	—	56	—	144	27,190	27,334	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	37,951
131	—	—	—	1,386	—	299	30,350	30,649	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	51,320
1,853	—	1,494	1,353	35,410	—	—	2,071	2,071	—	—	29,163	29,163	—	(1)	(1)	(1)	(198)	(199)	173,225
—	—	21	79	1,698	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	21,502
—	—	—	—	106	—	—	—	—	—	—	—	—	—	—	—	—	—	—	722
—	—	21	79	1,592	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	20,780

2,164	—	1,515	2,564	70,930	4,125	135,846	1,338,623	1,478,594	—	—	29,980	29,980	—	(46,144)	(46,144)	(814)	(84,127)	(84,941)	1,912,095

29

MINISTRY OF CITIZENS' SERVICES

($000)

VOTE 19 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	31,528	27,810	207	7,145	—	35,162	—	390	183	961	11,423	1,036	—	20	45
Service BC Operations	30,737	23,310	173	6,002	—	29,485	—	347	87	529	7,622	545	—	—	22
BC Online	790	2,286	2	581	—	2,869	—	10	85	432	2,999	109	—	—	—
BC Registry Services	1	2,214	32	562	—	2,808	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	1,640	2,993	6	760	—	3,759	—	77	31	699	2,490	84	—	—	—
BC Data Service	24,477	15,885	89	4,035	—	20,009	—	98	371	2,582	7,724	354	—	—	—
Connectivity	13,705	2,221	—	564	—	2,785	—	40	62	223	830	44	—	—	—
Procurement and Supply Services	8,753	25,810	597	6,556	—	32,963	—	129	934	3,503	6,427	1,107	—	—	2,542
Real Property	362,596	17,377	34	4,414	—	21,825	—	234	286	454	177	363	—	—	24,199
Enterprise Services	173,393	34,392	163	9,170	—	43,725	—	80	916	3,183	192,130	759	—	—	—
Corporate Information and Records Management Office	22,646	19,382	44	4,923	—	24,349	—	39	768	4,425	1,594	337	—	—	—
Government Digital Experience	8,561	7,008	55	1,781	—	8,844	—	43	18	182	1,046	62	—	—	—
Executive and Support Services	9,428	6,523	13	1,690	58	8,284	—	78	299	264	49	179	—	—	—
Minister's Office	591	439	7	136	58	640	—	38	—	—	10	20	—	—	—
Corporate Services	8,837	6,084	6	1,554	—	7,644	—	40	299	264	39	159	—	—	—

Total	656,727	159,401	1,208	41,038	58	201,705	—	1,208	3,868	16,476	223,890	4,325	—	20	26,786

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	3,023	242	17,323	—	—	—	—	—	—	892	892	—	(6,071)	(6,071)	(400)	(12,130)	(12,530)	34,776
—	—	1,818	—	10,970	—	—	—	—	—	—	801	801	—	(6,071)	(6,071)	(400)	(800)	(1,200)	33,985
—	—	5	237	3,877	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	790
—	—	1,200	5	2,476	—	—	—	—	—	—	82	82	—	—	—	—	(5,365)	(5,365)	1
—	—	—	—	3,381	—	—	—	—	—	—	4	4	—	(1,427)	(1,427)	(665)	(3,029)	(3,694)	2,023
—	—	4,250	43	15,422	—	—	—	—	—	—	12	12	—	(6,212)	(6,212)	(1)	(477)	(478)	28,753
—	—	—	—	1,199	—	—	20,000	20,000	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	23,981
6,416	—	343	4,349	25,750	—	—	—	—	—	—	75,514	75,514	—	(72,712)	(72,712)	(17,092)	(34,099)	(51,191)	10,324
30	—	86,960	315,515	428,218	—	—	—	—	—	—	45,066	45,066	—	(24,350)	(24,350)	(66,932)	(38,930)	(105,862)	364,897
—	—	24,740	—	221,808	—	—	—	—	—	—	304	304	—	(68,996)	(68,996)	(13,871)	(9,092)	(22,963)	173,878
—	—	155	—	7,318	—	—	—	—	—	—	45	45	—	(5,725)	(5,725)	(913)	(430)	(1,343)	24,644
—	—	264	9	1,624	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	9,484
7	—	44	—	920	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	10,010
—	—	2	—	70	—	—	—	—	—	—	—	—	—	—	—	—	—	—	710
7	—	42	—	850	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	9,300

6,453	—	119,779	320,158	722,963	—	—	20,000	20,000	—	—	122,716	122,716	—	(186,514)	(186,514)	(99,880)	(98,220)	(198,100)	682,770

MINISTRY OF EDUCATION AND CHILD CARE
($000)

VOTE 20 Ministry Operations

	Total
	2022/23 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	6,764,001	—	—	—	—	—	—	—	—	—	13,847	—	—	—	—
Independent Schools	490,795	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	56,718	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Child Care	815,884	53,970	607	13,708	—	68,285	—	710	—	558	18,089	2,716	98	—	—
Executive and Support Services	51,187	31,664	40	8,095	101	39,900	363	961	852	11,142	3,330	2,011	773	200	24
Ministers' Offices	1,058	826	31	252	101	1,210	—	100	—	—	13	25	—	—	—
Corporate Services	50,129	30,838	9	7,843	—	38,690	363	861	852	11,142	3,317	1,986	773	200	24

Total	8,178,585	85,634	647	21,803	101	108,185	363	1,671	852	11,700	35,266	4,727	871	200	24

Statutory Appropriations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	8,863	4,376	—	1,111	—	5,487	501	30	850	50	270	709	—	—	—

Total	38,864	4,376	—	1,111	—	5,487	501	30	850	50	270	709	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	13,847	198,275	7,143,697	70,373	7,412,345	—	—	1	1	—	(1)	(1)	(22,420)	(12,278)	(34,698)	7,391,494
—	—	—	—	—	3,182	495,995	—	499,177	—	—	—	—	—	—	—	—	(200)	(200)	498,977
—	—	—	—	—	43,224	21,739	2,431	67,394	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	61,638
—	—	98	958	23,227	3,040	190,500	1,359,967	1,553,507	—	—	3,967	3,967	—	(1)	(1)	(1)	(821,607)	(821,608)	827,377
—	—	2,267	—	21,923	401	—	829	1,230	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	55,666
—	—	—	—	138	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,348
—	—	2,267	—	21,785	401	—	829	1,230	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	54,318

—	—	2,365	958	58,997	248,122	7,851,931	1,433,600	9,533,653	—	—	4,924	4,924	(1)	(646)	(647)	(23,732)	(846,228)	(869,960)	8,835,152

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
—	—	—	840	3,250	—	—	—	—	—	—	80	80	—	—	—	—	—	—	8,817

—	—	—	840	3,250	—	30,000	—	30,000	1	—	80	81	—	—	—	—	—	—	38,818

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS
($000)

VOTE 21 Ministry Operations

	Total					Total
	2022/23					Salaries
Description	Operating Expenses	50	51	52	54	and Benefits	55	57	59	60	63	65	67	68	69
Emergency Management and Climate Readiness	31,636	20,929	6	5,316	—	26,251	—	780	1	5,219	—	375	—	—	115
Executive and Support Services	11,039	6,790	—	1,748	58	8,596	—	150	100	2,185	2,100	311	—	—	30
Minister's Office	18	419	—	130	58	607	—	75	—	—	10	22	—	—	—
Corporate Services	11,021	6,371	—	1,618	—	7,989	—	75	100	2,185	2,090	289	—	—	30

Total	42,675	27,719	6	7,064	58	34,847	—	930	101	7,404	2,100	686	—	—	145

VOTE 22 Emergency Program Act

	Total 2022/23 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	436,420	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

Total	436,420	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
271	—	90	1,056	7,907	780	—	26,398	27,178	—	—	—	—	—	(1)	(1)	(1)	(10,490)	(10,491)	50,844
60	—	111	375	5,422	—	—	—	—	—	—	28	28	—	(527)	(527)	—	—	—	13,519
—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	714
60	—	111	375	5,315	—	—	—	—	—	—	28	28	—	(527)	(527)	—	—	—	12,805

331	—	201	1,431	13,329	780	—	26,398	27,178	—	—	28	28	—	(528)	(528)	(1)	(10,490)	(10,491)	64,363

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	36,420

2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	36,420

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION
($000)

VOTE 23 Ministry Operations

	Total 2022/23 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Mines Competitiveness and Authorizations	24,551	19,777	1,243	5,084	—	26,104	50	1,311	—	2,875	219	379	—	—	108

Mines Health, Safety and Enforcement	12,693	8,628	868	2,191	—	11,687	50	818	—	588	124	281	—	—	29
Electricity and Alternative Energy	38,888	11,518	—	2,926	—	14,444	—	524	—	4,806	932	362	404	—	—
Oil and Gas	17,271	6,378	—	1,620	—	7,998	—	354	—	2,490	306	340	—	—	69
Strategic and Indigenous Affairs	2,515	1,496	—	380	—	1,876	—	91	—	513	14	73	—	—	—
Executive and Support Services	13,638	2,107	36	567	75	2,785	—	177	3,381	438	749	1,885	—	—	—
Minister's Office	595	515	—	162	75	752	—	47	—	—	10	20	—	—	—
Corporate Services	13,043	1,592	36	405	—	2,033	—	130	3,381	438	739	1,865	—	—	—

Total	109,556	49,904	2,147	12,768	75	64,894	100	3,275	3,381	11,710	2,344	3,320	404	—	206

Statutory Appropriations

	Total 2022/23 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	2,403	321	—	81	—	402	—	5	—	16	—	5	—	—	—

Total	2,403	321	—	81	—	402	—	5	—	16	—	5	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
109	—	—	—	5,051	—	—	266	266	—	—	16	16	—	(1)	(1)	(1)	(3,052)	(3,053)	28,383
29	—	—	—	1,919	—	—	59	59	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	13,670
—	—	—	—	7,028	—	—	26,368	26,368	—	—	79	79	—	(6,552)	(6,552)	(1)	(1)	(2)	41,365
63	—	5,934	—	9,556	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	17,706
—	—	—	—	691	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,669
279	—	1,290	1,795	9,994	—	—	—	—	—	—	2,595	2,595	—	(753)	(753)	(3)	(3)	(6)	14,615
—	—	—	—	77	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	826
279	—	1,290	1,795	9,917	—	—	—	—	—	—	2,595	2,595	—	(752)	(752)	(2)	(2)	(4)	13,789

480	—	7,224	1,795	34,239	—	—	26,893	26,893	—	—	2,758	2,758	—	(7,309)	(7,309)	(8)	(3,059)	(3,067)	118,408

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	26	—	—	9,703	9,703	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,128

—	—	—	—	26	—	—	9,703	9,703	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,128

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY
($000)

VOTE 24 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	19,006	28,497	288	7,338	—	36,123	—	781	—	3,576	929	1,765	—	—	955
BC Parks, Recreation Sites and Trails	58,969	27,656	159	7,088	—	34,903	—	580	—	739	209	1,611	—	19	16,162
Compliance and Enforcement	24,220	18,819	51	4,836	—	23,706	—	638	—	365	477	320	—	—	427
Climate Action	42,513	7,523	—	1,911	—	9,434	—	138	—	3,129	853	7,095	—	—	9
CleanBC Program for Industry	142,919	2,949	—	749	—	3,698	—	31	—	1,200	1,510	27	—	—	—
Executive and Support Services	28,306	3,206	16	845	75	4,142	—	159	1,616	166	1,186	1,455	—	—	80
Minister's Office	651	486	—	154	75	715	—	75	—	—	10	22	—	—	—
Corporate Services	27,655	2,720	16	691	—	3,427	—	84	1,616	166	1,176	1,433	—	—	80

Total	315,933	88,650	514	22,767	75	112,006	—	2,327	1,616	9,175	5,164	12,273	—	19	17,633

VOTE 25 Environmental Assessment Office

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	15,367	8,980	62	2,288	—	11,330	1	496	645	852	125	160	—	—	3

Total	15,367	8,980	62	2,288	—	11,330	1	496	645	852	125	160	—	—	3

Statutory Appropriations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	9,800	3,126	100	794	—	4,020	—	—	—	3,250	700	—	—	—	3,450
Sustainable Environment Fund	30,435	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	40,235	3,126	100	794	—	4,020	—	—	—	3,250	700	—	—	—	3,450

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2023/24 Operating Expenses
863	—	1,315	18	10,202	195	—	4,037	4,232	—	—	714	714	(24,077)	(1)	(24,078)	(26)	(2,190)	(2,216)	24,977
315	—	14,873	—	34,508	90	—	265	355	—	—	70	70	—	(1)	(1)	(1)	(233)	(234)	69,601
361	—	240	—	2,828	—	—	—	—	—	—	21	21	(436)	(1)	(437)	(1)	(120)	(121)	25,997
—	—	10	—	11,234	24,456	—	1,200	25,656	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	42,942
—	—	—	—	2,768	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	6,463
2,469	—	3,778	701	11,610	60	—	—	60	—	—	14,210	14,210	(317)	(1)	(318)	(1)	(1)	(2)	29,702
—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	822
2,469	—	3,778	701	11,503	60	—	—	60	—	—	14,210	14,210	(317)	(1)	(318)	(1)	(1)	(2)	28,880

4,008	—	20,216	719	73,150	24,801	—	5,502	30,303	—	—	15,021	15,021	(26,135)	(2,005)	(28,140)	(31)	(2,627)	(2,658)	199,682

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2023/24 Operating Expenses
2	—	5	1	2,290	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	16,392

2	—	5	1	2,290	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	16,392

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2023/24 Operating Expenses
—	—	—	—	7,400	200	—	1,300	1,500	—	—	500	500	—	—	—	(500)	—	(500)	12,920
—	—	—	—	—	—	—	—	—	26,135	—	—	26,135	—	—	—	—	—	—	26,135

—	—	—	—	7,400	200	—	1,300	1,500	26,135	—	500	26,635	—	—	—	(500)	—	(500)	39,055

MINISTRY OF FINANCE

($000)

VOTE 26 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	9,150	7,184	60	1,825	—	9,069	—	54	102	73	162	72	—	221	1
Office of the Comptroller General	21,799	13,404	114	3,405	—	16,923	—	42	118	10	7,678	250	—	12	—
Office of the Comptroller General	19,375	10,661	94	2,708	—	13,463	—	6	116	—	7,650	235	—	12	—
Internal Audit and Advisory Services	2,424	2,743	20	697	—	3,460	—	36	2	10	28	15	—	—	—
Treasury	1	7,150	46	1,866	—	9,062	—	49	180	615	3,869	815	—	—	—
Revenue Division	212,895	75,373	827	19,147	—	95,347	—	1,138	3,581	5,866	13,550	8,257	504	5	17
Policy and Legislation	8,280	6,581	12	1,671	—	8,264	1,379	80	641	75	183	216	—	1	—
Policy and Legislation	8,279	6,284	12	1,596	—	7,892	—	68	621	29	32	47	—	1	—
Assessment Services	1	297	—	75	—	372	1,379	12	20	46	151	169	—	—	—
Public Sector Employers' Council Secretariat	17,339	2,448	40	622	—	3,110	—	100	100	25	68	51	—	—	—
Crown Agencies Secretariat	7,034	3,977	35	1,019	—	5,031	—	59	505	750	128	192	—	—	5
Executive and Support Services	42,349	21,230	65	5,443	75	26,813	—	1,224	2,381	11,080	8,060	742	823	—	6
Minister's Office	885	618	—	188	75	881	—	35	—	—	10	22	—	—	—
Corporate Services	41,464	20,612	65	5,255	—	25,932	—	1,189	2,381	11,080	8,050	720	823	—	6

Total	318,847	137,347	1,199	34,998	75	173,619	1,379	2,746	7,608	18,494	33,698	10,595	1,327	239	29

VOTE 27 Government Communications and Public Engagement

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications	28,338	18,408	100	4,735	—	23,243	—	176	34	790	950	1,058	3,537	—	38

Total	28,338	18,408	100	4,735	—	23,243	—	176	34	790	950	1,058	3,537	—	38

VOTE 28 BC Public Service Agency

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	59,781	32,729	212	8,313	—	41,254	—	1,027	307	1,853	25,782	3,441	780	—	—
Human Resources Services and Solutions	15,841	12,521	120	3,180	—	15,821	—	164	—	29	108	389	780	—	—
People and Organizational Development	9,922	7,176	63	1,823	—	9,062	—	410	—	1,306	134	1,220	—	—	—
Policy, Innovation and Engagement	1,564	3,880	10	985	—	4,875	—	89	—	378	82	1,431	—	—	—
Employee Relations	4,796	3,961	1	1,006	—	4,968	—	265	246	—	45	125	—	—	—
Corporate Services	27,658	5,191	18	1,319	—	6,528	—	99	61	140	25,413	276	—	—	—

Total	59,781	32,729	212	8,313	—	41,254	—	1,027	307	1,853	25,782	3,441	780	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
12	—	43	2	742	—	—	—	—	—	—	12	12	—	(250)	(250)	(1)	(9)	(10)	9,563
—	—	270	—	8,380	—	—	—	—	—	—	16	16	—	(2,209)	(2,209)	(207)	(2)	(209)	22,901
—	—	270	—	8,289	—	—	—	—	—	—	11	11	—	(1,454)	(1,454)	(58)	(1)	(59)	20,250
—	—	—	—	91	—	—	—	—	—	—	5	5	—	(755)	(755)	(149)	(1)	(150)	2,651
—	—	9	1	5,538	—	—	—	—	—	—	46,306	46,306	—	(15,838)	(15,838)	(1,135)	(43,932)	(45,067)	1
91	—	10,716	55	43,780	50,507	600	2,467	53,574	—	—	34,875	34,875	—	(1,566)	(1,566)	(1,001)	(2,672)	(3,673)	222,337
—	—	4	—	2,579	—	—	—	—	—	—	2	2	—	(1)	(1)	(2,153)	(1)	(2,154)	8,690
—	—	—	—	798	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	8,689
—	—	4	—	1,781	—	—	—	—	—	—	—	—	—	—	—	(2,152)	—	(2,152)	1
—	—	—	—	344	21,943	—	—	21,943	—	—	3	3	—	(2,510)	(2,510)	(1)	(20)	(21)	22,869
—	—	275	501	2,415	—	—	—	—	—	—	14	14	—	(32)	(32)	(1)	(2)	(3)	7,425
8	—	3	1	24,328	170	—	3,000	3,170	—	—	620	620	—	(964)	(964)	(1)	(8,883)	(8,884)	45,083
—	—	—	—	67	—	—	—	—	—	—	3	3	—	—	—	—	—	—	951
8	—	3	1	24,261	170	—	3,000	3,170	—	—	617	617	—	(964)	(964)	(1)	(8,883)	(8,884)	44,132

111	—	11,320	560	88,106	72,620	600	5,467	78,687	—	—	81,848	81,848	—	(23,370)	(23,370)	(4,500)	(55,521)	(60,021)	338,869

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	300	15	6,898	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	29,341

—	—	300	15	6,898	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	29,341

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	495	93	33,778	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	63,385
—	—	—	—	1,470	—	—	—	—	—	—	45	45	—	(325)	(325)	(25)	(25)	(50)	16,961
—	—	—	83	3,153	—	—	—	—	—	—	—	—	—	(1,782)	(1,782)	—	(4)	(4)	10,429
—	—	—	—	1,980	—	—	—	—	—	—	8,049	8,049	—	(13,286)	(13,286)	—	—	—	1,618
—	—	—	—	681	—	—	—	—	—	—	9	9	(450)	(3)	(453)	—	(6)	(6)	5,199
—	—	495	10	26,494	—	—	—	—	—	—	957	957	—	(841)	(841)	(2,190)	(1,770)	(3,960)	29,178

—	—	495	93	33,778	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	63,385

MINISTRY OF FINANCE

($000)

VOTE 29 Benefits and Other Employment Costs

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits and Other Employment Costs	1	10,013	—	763,765	—	773,778	—	187	3,593	1,241	1,097	440	—	—	—
Pension Contribution and Retirement Benefits	409,533	—	—	479,457	—	479,457	—	—	—	—	—	—	—	—	—
Employer Health Tax	49,600	—	—	57,000	—	57,000	—	—	—	—	—	—	—	—	—
Employee Health Benefits	132,679	—	—	218,956	—	218,956	—	—	—	—	—	—	—	—	—
Long Term Disability	43,690	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	9,025	—	—	5,809	—	5,809	—	—	3,593	250	—	—	—	—	—
Benefits Administration	10,193	10,013	—	2,543	—	12,556	—	187	—	991	1,097	440	—	—	—
Recoveries	(654,719)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	10,013	—	763,765	—	773,778	—	187	3,593	1,241	1,097	440	—	—	—

Statutory Appropriations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Priority Initiatives special account	785,738	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	4,630	5,233	5	1,329	—	6,567	—	100	1,070	1,019	518	162	—	—	—
Land Tax Deferment Act	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability Fund special account	68,675	—	—	71,200	—	71,200	—	—	—	875	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	859,053	5,233	5	72,529	—	77,767	—	100	1,070	1,894	518	162	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	6,558	—	—	350	350	47,398	—	201	47,599	(13,395)	(732,811)	(746,206)	(11,469)	(70,609)	(82,078)	1
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,145)	(8,174)	(12,319)	467,138
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,874)	(1,874)	55,126
—	—	—	—	—	—	—	—	—	—	—	—	—	(10,767)	—	(10,767)	(6,616)	(57,504)	(64,120)	144,069
—	—	—	—	—	—	—	—	—	47,398	—	—	47,398	—	—	—	(336)	(995)	(1,331)	46,067
—	—	—	—	3,843	—	—	—	—	—	—	—	—	(12)	—	(12)	(68)	(490)	(558)	9,082
—	—	—	—	2,715	—	—	350	350	—	—	201	201	(2,616)	(83)	(2,699)	(304)	(1,572)	(1,876)	11,247
—	—	—	—	—	—	—	—	—	—	—	—	—	—	(732,728)	(732,728)	—	—	—	(732,728)

—	—	—	—	6,558	—	—	350	350	47,398	—	201	47,599	(13,395)	(732,811)	(746,206)	(11,469)	(70,609)	(82,078)	1

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	1,042,000	—	—	1,042,000	—	—	105	105	—	—	—	(95)	—	(95)	1,042,010
4,480	—	50	—	7,399	—	—	—	—	—	—	42,379	42,379	—	(48,066)	(48,066)	(2,270)	(151)	(2,421)	5,858
—	—	—	—	—	70,000	—	—	70,000	—	—	—	—	—	—	—	—	—	—	70,000
—	—	—	—	875	—	—	—	—	13,845	—	70	13,915	—	(335)	(335)	(978)	(8,542)	(9,520)	76,135
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

4,480	—	50	—	8,274	1,112,000	—	—	1,112,000	13,845	—	42,564	56,409	—	(48,401)	(48,401)	(3,343)	(8,693)	(12,036)	1,194,013

MINISTRY OF FORESTS

($000)

VOTE 30 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	65,702	27,690	121	7,032	—	34,843	—	464	—	23,396	175	797	—	1	320
Office of the Chief Forester	111,946	22,781	178	5,787	—	28,746	—	632	—	44,656	201	623	—	6	3,261
Timber, Range and Economics	10,477	7,430	44	1,887	—	9,361	—	125	—	1,167	129	89	—	—	1
Fire Preparedness	43,348	23,752	9	6,033	—	29,794	—	677	—	1,234	642	750	—	1	1,696
Regional Operations	126,294	100,999	701	25,654	—	127,354	—	1,789	95	6,095	747	2,021	—	15	748
Executive and Support Services	64,999	8,519	43	2,199	75	10,836	—	340	6,322	1,908	18,433	1,329	—	—	870
Minister's Office	842	497	—	157	75	729	—	102	—	—	10	23	—	—	—
Corporate Services	64,157	8,022	43	2,042	—	10,107	—	238	6,322	1,908	18,423	1,306	—	—	870

Total	422,766	191,171	1,096	48,592	75	240,934	—	4,027	6,417	78,456	20,327	5,609	—	23	6,896

VOTE 31 Fire Management

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	194,285	79,792	4,247	20,268	—	104,307	—	2,261	1,000	29,437	2,145	3,577	—	149	14,789

Total	194,285	79,792	4,247	20,268	—	104,307	—	2,261	1,000	29,437	2,145	3,577	—	149	14,789

Statutory Appropriations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	206,742	26,012	188	6,607	—	32,807	—	876	550	90,353	679	690	—	20	1,050
Crown Land special account	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	32	—	638	—	10	—	—	84

Total	207,242	26,012	188	6,607	—	32,807	—	908	550	90,991	679	700	—	20	1,134

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
548	24,255	5,652	8	55,616	95	—	1,757	1,852	—	—	50,046	50,046	(401)	(218)	(619)	(3)	(59,723)	(59,726)	82,012
1,714	10	19	55	51,177	2,385	—	30,796	33,181	29,879	—	786	30,665	(101)	(362)	(463)	(752)	(2,375)	(3,127)	140,179
59	—	—	23	1,593	—	—	281	281	—	—	33	33	(1)	(1)	(2)	(1)	(1)	(2)	11,264
544	—	—	606	6,150	7,000	—	2,500	9,500	—	—	32	32	(1)	(1)	(2)	(1)	(36)	(37)	45,437
1,498	413	407	4	13,832	2,142	—	2,587	4,729	—	—	191	191	(1,504)	(535)	(2,039)	(1)	(5,212)	(5,213)	138,854
5,081	—	16,782	277	51,342	—	—	—	—	1	—	17,852	17,853	(8,098)	(5,681)	(13,779)	(429)	(1)	(430)	65,822
—	—	—	—	135	—	—	—	—	—	—	—	—	—	—	—	—	—	—	864
5,081	—	16,782	277	51,207	—	—	—	—	1	—	17,852	17,853	(8,098)	(5,681)	(13,779)	(429)	(1)	(430)	64,958

9,444	24,678	22,860	973	179,710	11,622	—	37,921	49,543	29,880	—	68,940	98,820	(10,106)	(6,798)	(16,904)	(1,187)	(67,348)	(68,535)	483,568

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
55,360	—	105	—	108,823	5,000	—	—	5,000	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	204,120

55,360	—	105	—	108,823	5,000	—	—	5,000	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	204,120

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
1,890	—	39,935	100	136,143	150	—	400	550	11,906	—	85,406	97,312	(29,880)	(1)	(29,881)	(1)	(1)	(2)	236,929
—	—	—	—	—	184,713	—	—	184,713	—	—	500	500	—	—	—	—	(184,713)	(184,713)	500
11	—	—	—	775	250	—	—	250	—	—	—	—	—	—	—	—	(1,025)	(1,025)	—

1,901	—	39,935	100	136,918	185,113	—	400	185,513	11,906	—	85,906	97,812	(29,880)	(1)	(29,881)	(1)	(185,739)	(185,740)	237,429

45

MINISTRY OF HEALTH

($000)

VOTE 32 Ministry Operations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	25,176,724	—	—	—	—	—	—	—	—	51,941	—	—	—	—	—
Regional Services	17,544,369	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	6,069,225	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,513,972	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	49,158	—	—	—	—	—	—	—	—	51,940	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	283,569	145,848	609	37,083	92	183,632	1,192	1,351	7,810	37,796	93,572	6,667	—	216	139
Minister's Office	1,049	705	—	216	92	1,013	—	113	—	—	10	22	—	—	—
Stewardship and Corporate Services	282,520	145,143	609	36,867	—	182,619	1,192	1,238	7,810	37,796	93,562	6,645	—	216	139

Total	25,313,043	145,848	609	37,083	92	183,632	1,192	1,351	7,810	89,737	93,572	6,667	—	216	139

Statutory Appropriations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	51,941	6,105	18,464,306	10,376,689	28,847,100	—	—	151	151	—	(3,201)	(3,201)	(140,006)	(417,884)	(557,890)	28,338,101
—	—	—	—	1	6,105	18,464,306	1,434,416	19,904,827	—	—	—	—	—	(1)	(1)	(6)	(234,034)	(234,040)	19,670,787
—	—	—	—	—	—	—	7,213,833	7,213,833	—	—	150	150	—	(3,200)	(3,200)	(140,000)	(32,000)	(172,000)	7,038,783
—	—	—	—	—	—	—	1,728,440	1,728,440	—	—	1	1	—	—	—	—	(150,100)	(150,100)	1,578,341
—	—	—	—	51,940	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	50,190
—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
51	—	18,651	3,127	170,572	32	—	4,813	4,845	—	—	2,721	2,721	—	(22,339)	(22,339)	(1)	(4,023)	(4,024)	335,407
—	—	—	—	145	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,158
51	—	18,651	3,127	170,427	32	—	4,813	4,845	—	—	2,721	2,721	—	(22,339)	(22,339)	(1)	(4,023)	(4,024)	334,249

51	—	18,651	3,127	222,513	6,137	18,464,306	10,381,502	28,851,945	—	—	2,872	2,872	(147,250)	(25,540)	(172,790)	(140,007)	(421,907)	(561,914)	28,526,258

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF HOUSING

($000)

VOTE 33 Ministry Operations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing and Land Use Policy	8,573	8,221	4	2,089	—	10,314	—	189	827	1,885	277	193	—	—	—
Homelessness, Partnerships and Housing Supports	14,983	11,599	23	2,947	—	14,569	—	135	16	4,017	1,270	369	—	—	—
Residential Tenancy	11,495	9,963	23	2,531	—	12,517	—	71	1	362	1,198	361	—	—	—
Homelessness Policy and Partnership Branch	3,488	1,636	—	416	—	2,052	—	64	15	3,655	72	8	—	—	—
Strategy, Governance and Accountability	—	572	—	146	—	718	—	4	—	—	21	—	—	—	—
Transfers to Crown Corporations and Agencies	631,433	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Housing Management Commission	631,433	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,477	3,608	14	947	75	4,644	—	120	502	44	74	36	—	—	5
Minister's Office	235	686	—	205	75	966	—	90	—	—	10	22	—	—	—
Corporate Services	1,242	2,922	14	742	—	3,678	—	30	502	44	64	14	—	—	5

Total	656,466	24,000	41	6,129	75	30,245	—	448	1,345	5,946	1,642	598	—	—	5

Statutory Appropriations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	338	70	3,779	—	—	26,002	26,002	—	—	105	105	—	(1)	(1)	(1)	(1)	(2)	40,197
—	—	24	—	5,831	50	—	—	50	—	—	90	90	—	—	—	—	—	—	20,540
—	—	24	—	2,017	—	—	—	—	—	—	75	75	—	—	—	—	—	—	14,609
—	—	—	—	3,814	50	—	—	50	—	—	15	15	—	—	—	—	—	—	5,931
—	—	—	—	25	—	—	—	—	—	—	7	7	—	—	—	—	—	—	750
—	—	—	—	—	—	—	816,940	816,940	—	—	—	—	—	—	—	—	—	—	816,940
—	—	—	—	—	—	—	816,940	816,940	—	—	—	—	—	—	—	—	—	—	816,940
—	—	—	46	827	—	—	—	—	—	—	541	541	—	(1)	(1)	(1)	(1)	(2)	6,009
—	—	—	—	122	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,088
—	—	—	46	705	—	—	—	—	—	—	541	541	—	(1)	(1)	(1)	(1)	(2)	4,921

—	—	362	116	10,462	50	—	842,942	842,992	—	—	743	743	—	(2)	(2)	(2)	(2)	(4)	884,436

				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884

—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884

49

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION
($000)

VOTE 34 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations Division	15,341	11,831	65	3,005	—	14,901	—	665	—	516	71	297	—	—	—
Strategic Partnerships and Initiatives Division	18,439	7,469	—	1,897	—	9,366	—	256	—	1,126	14	102	—	—	—
Reconciliation Transformation and Strategies Division	3,260	2,251	—	571	—	2,822	—	54	—	23	8	15	—	—	—
Executive and Support Services	12,775	3,145	12	824	75	4,056	35	157	3,052	364	337	680	—	—	1
Minister's Office	993	487	12	148	75	722	—	85	—	—	10	20	—	—	—
Corporate Services	11,782	2,658	—	676	—	3,334	35	72	3,052	364	327	660	—	—	1

Total	49,815	24,696	77	6,297	75	31,145	35	1,132	3,052	2,029	430	1,094	—	—	1

VOTE 35 Treaty and Other Agreements Funding

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	108,329	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	3,913	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	104,416	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	108,329	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 36 Declaration Act Secretariat

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Declaration Act Secretariat	3,213	2,083	—	530	—	2,613	—	280	300	253	33	147	—	—	—

Total	3,213	2,083	—	530	—	2,613	—	280	300	253	33	147	—	—	—

Statutory Appropriations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	1,686	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	7,576	159	—	41	—	200	—	—	—	—	—	—	—	—	—

Total	9,262	159	—	41	—	200	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	1	1,550	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(1)	(2)	16,465
—	—	—	—	1,498	275	—	14,146	14,421	—	—	15	15	—	(151)	(151)	(1)	(1)	(2)	25,147
—	—	—	—	100	500	—	—	500	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,419
—	—	238	583	5,447	—	—	940	940	—	—	2,441	2,441	—	(1)	(1)	(1)	(1)	(2)	12,881
—	—	—	—	115	—	—	—	—	—	—	—	—	—	—	—	—	—	—	837
—	—	238	583	5,332	—	—	940	940	—	—	2,441	2,441	—	(1)	(1)	(1)	(1)	(2)	12,044

—	—	238	584	8,595	775	—	15,086	15,861	—	—	2,473	2,473	—	(154)	(154)	(4)	(4)	(8)	57,912

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	330,992	—	113,536	444,528	—	—	—	—	—	(1)	(1)	(1)	(328,367)	(328,368)	116,159
—	—	—	—	—	—	—	4,473	4,473	—	—	—	—	—	(1)	(1)	(1)	—	(1)	4,471
—	—	—	—	—	330,992	—	109,063	440,055	—	—	—	—	—	—	—	—	(328,367)	(328,367)	111,688

—	—	—	—	—	330,992	—	113,536	444,528	—	—	—	—	—	(1)	(1)	(1)	(328,367)	(328,368)	116,159

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	130	210	1,353	—	—	—	—	—	—	468	468	—	(1)	(1)	(1)	(1)	(2)	4,431

—	—	130	210	1,353	—	—	—	—	—	—	468	468	—	(1)	(1)	(1)	(1)	(2)	4,431

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	1,716	1,716	—	—	—	—	—	—	—	—	—	—	1,716
—	—	—	—	—	6,110	—	1,737	7,847	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	8,044

—	—	—	—	—	6,110	—	3,453	9,563	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	9,760

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION
($000)

VOTE 37 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Trade and Industry Development	28,379	10,027	10	2,547	—	12,584	—	420	550	11,290	690	1,640	—	—	1
Small Business and Economic Development	7,454	4,947	13	1,256	—	6,216	1	76	1	363	89	156	—	—	1
Investment and Innovation	13,029	6,919	—	1,758	—	8,677	1	101	35	252	129	216	—	—	—
Regional Development	27,391	3,375	7	858	—	4,240	—	87	—	265	30	45	—	—	—
Transfers to Crown Corporations and Agencies	25,640	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	19,550	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovate BC	6,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,516	7,130	48	1,853	101	9,132	—	271	50	10	337	199	—	—	—
Ministers' Offices	1,213	653	11	208	101	973	—	179	—	—	10	25	—	—	—
Corporate Services	7,303	6,477	37	1,645	—	8,159	—	92	50	10	327	174	—	—	—

Total	110,409	32,398	78	8,272	101	40,849	2	955	636	12,180	1,275	2,256	—	—	2

Statutory Appropriations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	70	300	14,961	—	—	1,525	1,525	—	—	1	1	—	(3)	(3)	(2)	(2)	(4)	29,064
—	—	22	1	710	—	—	776	776	—	—	5	5	—	(2)	(2)	(3)	(1)	(4)	7,701
—	—	95	1	830	4,000	—	—	4,000	—	—	1	1	—	(2)	(2)	(1)	(2)	(3)	13,503
—	—	5	1	433	23,000	—	—	23,000	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	27,676
—	—	—	—	—	—	—	26,020	26,020	—	—	—	—	—	—	—	—	—	—	26,020
—	—	—	—	—	—	—	19,811	19,811	—	—	—	—	—	—	—	—	—	—	19,811
—	—	—	—	—	—	—	6,209	6,209	—	—	—	—	—	—	—	—	—	—	6,209
15	—	2	6	890	—	—	—	—	—	—	175	175	—	(1,317)	(1,317)	(2)	(1)	(3)	8,877
—	—	1	—	215	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,188
15	—	1	6	675	—	—	—	—	—	—	175	175	—	(1,317)	(1,317)	(2)	(1)	(3)	7,689

15	—	194	309	17,824	27,000	—	28,321	55,321	—	—	188	188	—	(1,325)	(1,325)	(9)	(7)	(16)	112,841

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR
($000)

VOTE 38 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	15,828	32,523	67	8,296	—	40,886	450	689	575	596	4,156	1,086	10	1	—
Employment Standards	14,010	12,319	10	3,128	—	15,457	—	278	—	63	591	340	—	—	—
WorkSafeBC Funded Services	1	18,800	48	4,812	—	23,660	450	337	—	525	3,457	714	10	1	—
Labour Policy and Legislation	1,817	1,404	9	356	—	1,769	—	74	575	8	108	32	—	—	—
Executive and Support Services	1,595	1,548	13	423	75	2,059	—	93	—	—	30	42	—	—	—
Minister's Office	638	413	13	136	75	637	—	50	—	—	10	22	—	—	—
Corporate Services	957	1,135	—	287	—	1,422	—	43	—	—	20	20	—	—	—

Total	17,423	34,071	80	8,719	75	42,945	450	782	575	596	4,186	1,128	10	1	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
16	—	1,009	2,922	11,510	—	—	59	59	—	—	451	451	—	(2)	(2)	(1)	(33,285)	(33,286)	19,618
16	—	1,006	—	2,294	—	—	—	—	—	—	12	12	—	—	—	—	(61)	(61)	17,702
—	—	1	2,922	8,417	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(32,510)	(32,510)	1
—	—	2	—	799	—	—	59	59	—	—	4	4	—	(1)	(1)	(1)	(714)	(715)	1,915
—	—	—	—	165	—	—	—	—	—	—	5	5	—	(3)	(3)	(1)	(354)	(355)	1,871
—	—	—	—	82	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	718
—	—	—	—	83	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	1,153

16	—	1,009	2,922	11,675	—	—	59	59	—	—	456	456	—	(5)	(5)	(2)	(33,639)	(33,641)	21,489

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 39 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Policy Development, Research, Monitoring and Evaluation	21,554	10,305	—	2,617	—	12,922	—	154	—	593	—	535	2,620	—	—
Executive and Support Services	3,048	2,600	—	686	58	3,344	—	158	19	25	159	108	—	—	—
Minister's Office	639	413	—	129	58	600	—	75	—	—	10	20	—	—	—
Corporate Services	2,409	2,187	—	557	—	2,744	—	83	19	25	149	88	—	—	—

Total	24,602	12,905	—	3,303	58	16,266	—	312	19	618	159	643	2,620	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	69	3,971	6,000	—	—	6,000	—	—	—	—	—	(1)	(1)	—	(1)	(1)	22,891
—	—	—	—	469	—	—	—	—	—	—	11	11	—	—	—	—	—	—	3,824
—	—	—	—	105	—	—	—	—	—	—	10	10	—	—	—	—	—	—	715
—	—	—	—	364	—	—	—	—	—	—	1	1	—	—	—	—	—	—	3,109

—	—	—	69	4,440	6,000	—	—	6,000	—	—	11	11	—	(1)	(1)	—	(1)	(1)	26,715

MINISTRY OF MUNICIPAL AFFAIRS

($000)

VOTE 40 Ministry Operations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	218,302	9,314	87	2,365	—	11,766	—	220	655	3,814	250	509	—	2	6,291
Local Government Services and Transfers	212,102	7,642	55	1,941	—	9,638	—	213	545	664	221	224	—	2	—
University Endowment Lands	6,200	1,672	32	424	—	2,128	—	7	110	3,150	29	285	—	—	6,291
Immigration Services and Strategic Planning	17,780	10,162	14	2,581	—	12,757	—	91	95	19	653	194	30	—	—
Strategic Planning	530	449	2	114	—	565	—	16	—	14	3	9	—	—	—
Workforce and Immigration	15,568	8,235	8	2,092	—	10,335	—	71	95	5	617	166	30	—	—
Community Gaming Grants	1,682	1,478	4	375	—	1,857	—	4	—	—	33	19	—	—	—
Executive and Support Services	8,066	6,500	40	1,674	58	8,272	—	136	23	120	326	335	—	—	7
Minister's Office	629	415	—	129	58	602	—	58	—	—	10	20	—	—	—
Corporate Services	7,437	6,085	40	1,545	—	7,670	—	78	23	120	316	315	—	—	7

Total	244,148	25,976	141	6,620	58	32,795	—	447	773	3,953	1,229	1,038	30	2	6,298

Statutory Appropriations

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
University Endowment Lands Administration Account	12,269	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	12,269	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
750	—	408	9	12,908	195,971	1,123	202,140	399,234	—	—	17	17	(13,565)	(1)	(13,566)	(1,000)	(188,686)	(189,686)	220,673
—	—	81	9	1,959	195,971	1,123	194,158	391,252	—	—	11	11	—	(1)	(1)	—	(188,386)	(188,386)	214,473
750	—	327	—	10,949	—	—	7,982	7,982	—	—	6	6	(13,565)	—	(13,565)	(1,000)	(300)	(1,300)	6,200
—	—	—	275	1,357	140,000	—	21,102	161,102	—	—	204	204	—	(1)	(1)	(1)	(149,701)	(149,702)	25,717
—	—	—	—	42	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	605
—	—	—	275	1,259	—	—	21,102	21,102	—	—	202	202	—	—	—	—	(9,700)	(9,700)	23,198
—	—	—	—	56	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	1,914
16	—	42	33	1,038	—	—	—	—	—	—	16	16	—	(2)	(2)	(2)	(1)	(3)	9,321
3	—	—	—	91	—	—	—	—	—	—	—	—	—	—	—	—	—	—	693
13	—	42	33	947	—	—	—	—	—	—	16	16	—	(2)	(2)	(2)	(1)	(3)	8,628

766	—	450	317	15,303	335,971	1,123	223,242	560,336	—	—	237	237	(13,565)	(4)	(13,569)	(1,003)	(338,388)	(339,391)	255,711

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	13,565	—	—	13,565	—	—	—	—	—	—	13,565

—	—	—	—	—	—	—	—	—	13,565	—	—	13,565	—	—	—	—	—	—	13,565

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

($000)

VOTE 41 Ministry Operations

	Total
	2022/23					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	2,395,535	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	73,474	5,072	—	1,289	—	6,361	—	28	—	500	687	300	350	—	—
Private Training Institutions	1	1,855	10	471	—	2,336	10	30	365	75	100	25	—	—	—
Workforce Development and Skills Training	17,351	13,202	20	3,354	—	16,576	20	171	183	3,131	3,462	387	1,735	—	—
Strategic Planning	3,624	3,693	8	938	—	4,639	—	56	7	255	63	45	460	—	—
Labour Market Policy and Planning	3,055	2,868	4	729	—	3,601	20	24	62	2,477	2,424	217	1,275	—	—
Labour Market and Skills Training Programs	10,672	6,641	8	1,687	—	8,336	—	91	114	399	975	125	—	—	—
Transfers to Crown Corporations and Agencies	104,476	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SkilledTradesBC	104,476	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	25,203	18,033	66	4,647	76	22,822	40	254	682	1,241	1,693	531	750	19	8
Ministers' Offices	652	569	—	212	76	857	—	75	—	—	10	22	—	—	—
Corporate Services	24,551	17,464	66	4,435	—	21,965	40	179	682	1,241	1,683	509	750	19	8

Total	2,616,040	38,162	96	9,761	76	48,095	70	483	1,230	4,947	5,942	1,243	2,835	19	8

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	8,860	2,517,077	36,958	2,562,895	—	—	1	1	—	(44,429)	(44,429)	(1)	(1)	(2)	2,518,465
—	—	—	4	1,869	56,382	9,166	5,047	70,595	—	—	15	15	—	(137)	(137)	(1)	(2,801)	(2,802)	75,901
—	—	300	305	1,210	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,563)	(3,564)	1
—	—	605	12	9,706	—	—	126,283	126,283	—	—	2,690	2,690	—	(16,852)	(16,852)	(1)	(98,092)	(98,093)	40,310
—	—	—	12	898	—	—	—	—	—	—	276	276	—	—	—	(1)	—	(1)	5,812
—	—	—	—	6,499	—	—	10,100	10,100	—	—	—	—	—	(16,852)	(16,852)	—	—	—	3,348
—	—	605	—	2,309	—	—	116,183	116,183	—	—	2,414	2,414	—	—	—	—	(98,092)	(98,092)	31,150
—	—	—	—	—	—	—	106,285	106,285	—	—	—	—	—	—	—	—	—	—	106,285
—	—	—	—	—	—	—	106,285	106,285	—	—	—	—	—	—	—	—	—	—	106,285
9	—	601	60	5,888	—	—	800	800	—	—	102	102	—	(77)	(77)	(104)	(414)	(518)	29,017
—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	964
9	—	601	60	5,781	—	—	800	800	—	—	102	102	—	(77)	(77)	(104)	(414)	(518)	28,053

9	—	1,506	381	18,673	65,242	2,526,243	275,373	2,866,858	—	—	2,828	2,828	—	(61,496)	(61,496)	(108)	(104,871)	(104,979)	2,769,979

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 42 Ministry Operations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	260,070	192,726	4,751	49,072	—	246,549	—	835	2,504	3,298	806	2,065	—	—	7,763
Policing and Security	479,217	16,483	25	4,187	—	20,695	—	212	642	2,137	446	809	—	—	449
Victim Services and Crime Prevention	66,239	7,846	76	1,993	—	9,915	—	69	91	429	480	191	—	—	—
BC Coroners Service	21,464	9,692	76	2,462	—	12,230	55	317	201	8,443	491	241	—	—	108
RoadSafetyBC	27,814	15,759	51	4,003	—	19,813	—	86	2,599	1,482	540	271	—	—	—
Liquor and Cannabis Regulation	1	13,115	40	3,331	—	16,486	—	321	472	417	1,515	518	—	—	19
Liquor Regulation	1	8,482	20	2,154	—	10,656	—	221	147	300	525	300	—	—	5
Cannabis Regulation	—	4,633	20	1,177	—	5,830	—	100	325	117	990	218	—	—	14
Gaming Policy and Enforcement	19,567	12,132	72	3,082	—	15,286	—	472	358	572	507	641	—	40	2
Gaming Policy and Enforcement Operations	19,566	12,132	72	3,082	—	15,286	—	472	358	572	507	641	—	40	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Cannabis, Consumer Protection and Corporate Policy	3,538	2,650	—	672	—	3,322	—	44	109	100	3	35	—	—	—
Office of the Fire Commissioner	2,719	2,175	—	552	—	2,727	—	40	—	70	110	100	—	—	14
Executive and Support Services	17,002	7,479	27	1,933	58	9,497	—	156	166	111	4,473	252	—	—	5
Minister's Office	824	476	—	145	58	679	—	65	—	—	10	22	—	—	3
Corporate Services	16,178	7,003	27	1,788	—	8,818	—	91	166	111	4,463	230	—	—	2

Total	897,631	280,057	5,118	71,287	58	356,520	55	2,552	7,142	17,059	9,371	5,123	—	40	8,360

Statutory Appropriations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	270	782	—	198	—	980	—	30	3,229	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	15,055	782	—	198	—	980	—	30	3,229	—	39	96	—	90	475

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
944	—	3,777	3,047	25,039	—	4,300	21,697	25,997	—	—	1,212	1,212	—	(385)	(385)	(1)	(2,280)	(2,281)	296,131
208	—	121	329	5,353	2,061	—	559,602	561,663	—	—	149	149	—	(1,585)	(1,585)	(1)	(52,250)	(52,251)	534,024
—	—	94	3	1,357	175	18,188	58,813	77,176	—	—	44	44	(9,816)	(2)	(9,818)	—	(300)	(300)	78,374
77	—	98	510	10,541	—	—	—	—	—	—	28	28	—	(101)	(101)	(1)	(1)	(2)	22,696
15	—	13	8	5,014	—	—	5,770	5,770	—	—	2,787	2,787	—	(1)	(1)	(1)	(4,138)	(4,139)	29,244
248	—	49	1,467	5,026	—	—	—	—	—	—	554	554	—	(1)	(1)	(1)	(14,448)	(14,449)	7,616
170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(13,348)	(13,349)	1
78	—	—	718	2,560	—	—	—	—	—	—	325	325	—	—	—	—	(1,100)	(1,100)	7,615
8	—	444	3	3,047	10,000	—	105,836	115,836	—	—	49	49	—	(1)	(1)	—	(113,772)	(113,772)	20,445
8	—	444	3	3,047	—	—	5,836	5,836	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	20,444
—	—	—	—	—	10,000	—	100,000	110,000	—	—	—	—	—	—	—	—	(109,999)	(109,999)	1
—	—	—	—	291	100	—	—	100	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	3,712
50	—	53	10	447	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	3,173
153	—	2,452	2,321	10,089	—	—	—	—	—	—	3,302	3,302	—	(5,282)	(5,282)	(1)	(1)	(2)	17,604
—	—	5	—	105	—	—	—	—	—	—	—	—	—	—	—	—	—	—	784
153	—	2,447	2,321	9,984	—	—	—	—	—	—	3,302	3,302	—	(5,282)	(5,282)	(1)	(1)	(2)	16,820

1,703	—	7,101	7,698	66,204	12,336	22,488	751,718	786,542	—	—	8,127	8,127	(9,816)	(7,360)	(17,176)	(7)	(187,191)	(187,198)	1,013,019

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	1	3,430	3,000	—	—	3,000	—	—	500	500	—	—	—	—	(7,501)	(7,501)	409
115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

115	—	60	1	4,135	5,000	—	476	5,476	11,504	—	600	12,104	—	—	—	—	(7,501)	(7,501)	15,194

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 43 Ministry Operations

	Total 2022/23					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	3,079,080	127,951	—	32,500	—	160,451	—	811	1,648	3,026	36,566	3,141	—	—	—
Income Assistance - Program Management	172,087	126,322	—	32,086	—	158,408	—	811	1,648	3,026	36,566	3,131	—	—	—
Temporary Assistance	559,921	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	1,895,915	1,629	—	414	—	2,043	—	—	—	—	—	—	—	—	—
Supplementary Assistance	451,157	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	29,169	15,606	—	3,964	—	19,570	—	331	30	72	299	217	—	—	—
Employment Programs	29,168	880	—	224	—	1,104	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	14,726	—	3,740	—	18,466	—	331	30	72	299	217	—	—	—
Community Living Services	1,328,551	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,849	841	23	213	—	1,077	519	22	—	150	12	130	—	5	—
Executive and Support Services	12,833	7,782	110	2,013	92	9,997	233	198	2	60	102	733	—	—	—
Minister's Office	749	553	—	177	92	822	—	52	—	—	10	24	—	—	—
Corporate Services	12,084	7,229	110	1,836	—	9,175	233	146	2	60	92	709	—	—	—

Total	4,451,482	152,180	133	38,690	92	191,095	752	1,362	1,680	3,308	36,979	4,221	—	5	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
312	—	13,615	68	59,187	4,504	2,962,238	149,530	3,116,272	—	—	4,240	4,240	—	(29,882)	(29,882)	—	(20,914)	(20,914)	3,289,354
312	—	13,615	68	59,177	—	—	35	35	—	—	100	100	—	(29,880)	(29,880)	—	(150)	(150)	187,690
—	—	—	—	—	—	626,838	—	626,838	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	627,388
—	—	—	—	—	—	2,013,869	—	2,013,869	—	—	1	1	—	—	—	—	(13,014)	(13,014)	2,002,899
—	—	—	—	10	4,504	321,531	149,495	475,530	—	—	3,038	3,038	—	(1)	(1)	—	(7,200)	(7,200)	471,377
48	—	18	1,758	2,773	—	—	290,182	290,182	—	—	14,867	14,867	—	(1,204)	(1,204)	—	(295,915)	(295,915)	30,273
—	—	—	—	—	—	—	29,168	29,168	—	—	—	—	—	—	—	—	—	—	30,272
48	—	18	1,758	2,773	—	—	261,014	261,014	—	—	14,867	14,867	—	(1,204)	(1,204)	—	(295,915)	(295,915)	1
—	—	—	—	—	—	—	1,410,433	1,410,433	—	—	1	1	—	—	—	—	(1)	(1)	1,410,433
—	—	—	—	838	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,915
200	—	200	200	1,928	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	13,356
—	—	—	—	86	—	—	—	—	—	—	—	—	—	—	—	—	—	—	908
200	—	200	200	1,842	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	12,448

560	—	13,833	2,026	64,726	4,504	2,962,238	1,850,145	4,816,887	—	—	20,581	20,581	—	(31,088)	(31,088)	—	(316,870)	(316,870)	4,745,331

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

($000)

VOTE 44 Ministry Operations

	Total
	2022/23					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Tourism Sector Strategy	24,348	6,336	40	1,609	—	7,985	5	79	—	142	87	51	—	1	—
Arts and Culture	38,103	2,258	6	574	—	2,838	45	37	6	113	174	82	—	—	—
Sport and Creative Sector	23,414	3,597	—	913	—	4,510	—	174	421	535	72	151	—	—	1
Sport	20,015	3,418	—	867	—	4,285	—	165	420	520	70	150	—	—	1
Creative Sector	3,399	179	—	46	—	225	—	9	1	15	2	1	—	—	—
Transfers to Crown Corporations and Agencies	80,374	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Games Society	2,103	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	7,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	52,793	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,730	1,116	—	320	92	1,528	—	98	—	81	117	70	—	—	36
Minister's Office	707	488	—	161	92	741	—	61	—	—	10	22	—	—	—
Corporate Services	1,023	628	—	159	—	787	—	37	—	81	107	48	—	—	36

Total	167,969	13,307	46	3,416	92	16,861	50	388	427	871	450	354	—	1	37

Statutory Appropriations

	Total
	2022/23					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	4,230	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,430	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	28	—	393	3,200	—	18,148	21,348	—	—	11	11	—	(1)	(1)	(1)	(4,546)	(4,547)	25,189
—	—	—	—	457	26,171	—	9,092	35,263	—	—	7	7	(1)	(1)	(2)	(1)	(1)	(2)	38,561
3	—	33	—	1,390	6,029	—	15,454	21,483	—	—	3	3	(1)	(1)	(2)	(1)	(735)	(736)	26,648
3	—	33	—	1,362	6,029	—	12,239	18,268	—	—	3	3	(1)	(1)	(2)	(1)	(734)	(735)	23,181
—	—	—	—	28	—	—	3,215	3,215	—	—	—	—	—	—	—	—	(1)	(1	3,467
—	—	—	—	—	6,611	—	77,103	83,714	—	—	—	—	—	—	—	—	—	—	83,714
—	—	—	—	—	—	—	2,190	2,190	—	—	—	—	—	—	—	—	—	—	2,190
—	—	—	—	—	—	—	7,553	7,553	—	—	—	—	—	—	—	—	—	—	7,553
—	—	—	—	—	—	—	54,639	54,639	—	—	—	—	—	—	—	—	—	—	54,639
—	—	—	—	—	6,611	—	—	6,611	—	—	—	—	—	—	—	—	—	—	6,611
—	—	—	—	—	—	—	12,721	12,721	—	—	—	—	—	—	—	—	—	—	12,721
187	—	—	—	589	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,117
—	—	—	—	93	—	—	—	—	—	—	—	—	—	—	—	—	—	—	834
187	—	—	—	496	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,283

190	—	61	—	2,829	42,011	—	119,797	161,808	—	—	24	24	(2)	(4)	(6)	(4)	(5,283)	(5,287)	176,229

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	4,229	—	—	4,229	1	—	—	1	—	—	—	—	—	—	4,230
—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

—	—	—	—	—	4,229	—	1,199	5,428	2	—	—	2	—	—	—	—	—	—	5,430

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 45 Ministry Operations

	Total
	2022/23					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	29,258	64,331	101	16,341	—	80,773	—	5,535	4,703	307,069	4,021	2,292	—	11	277,080
Transportation Policy and Programs	26,032	4,151	—	1,054	—	5,205	—	48	12	341	32	120	—	—	—
Transportation Investments	1	53,823	76	13,672	—	67,571	—	5,272	4,250	303,557	2,570	2,020	—	8	274,307
Partnerships	1	2,219	—	564	—	2,783	—	95	387	2,940	584	44	—	3	2,773
Port and Airport Development	2,346	1,947	25	495	—	2,467	—	45	22	38	20	65	—	—	—
Enhancing Economic Development	878	2,191	—	556	—	2,747	—	75	32	193	815	43	—	—	—
Public Transportation	344,255	3,666	7	931	—	4,604	—	132	551	135,463	174	135	—	—	352,812
Public Transit	143,608	3,666	7	931	—	4,604	—	132	551	135,463	174	135	—	—	107,525
Coastal Ferry Services	200,647	—	—	—	—	—	—	—	—	—	—	—	—	—	245,287
Highway Operations	556,555	42,395	1,631	10,943	—	54,969	—	1,530	15	1,769	7,779	1,040	—	98	593,647
Maintenance and Operations	517,506	20,333	1,426	5,340	—	27,099	—	878	15	1,675	5,560	696	—	58	563,042
Commercial Vehicle Safety and Enforcement	28,379	21,327	205	5,417	—	26,949	—	632	—	15	2,215	333	—	40	303
Inland Ferries	10,670	735	—	186	—	921	—	20	—	79	4	11	—	—	30,302
Commercial Transportation Regulation	3,283	5,485	2	1,393	—	6,880	335	115	50	371	445	164	—	1	10
Container Trucking Commissioner	1	610	—	155	—	765	—	25	50	1	12	35	—	—	10
Passenger Transportation Board	890	1,187	—	301	—	1,488	335	62	—	370	83	69	—	1	—
Passenger Transportation Branch	2,392	3,688	2	937	—	4,627	—	28	—	—	350	60	—	—	—
Executive and Support Services	22,629	19,329	32	4,980	101	24,442	—	480	4,643	2,271	4,558	700	—	5	5
Ministers' Offices	1,011	647	—	207	101	955	—	74	—	—	10	43	—	—	—
Corporate Services	21,618	18,682	32	4,773	—	23,487	—	406	4,643	2,271	4,548	657	—	5	5

Total	955,980	135,206	1,773	34,588	101	171,668	335	7,792	9,962	446,943	16,977	4,331	—	115	1,223,554

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
53,907	1,945,432	—	610	2,600,660	—	—	38,565	38,565	—	—	421	421	—	(201)	(201)	(2,657,726)	(32,059)	(2,689,785)	30,433
—	—	—	—	553	—	—	22,665	22,665	—	—	15	15	—	—	—	(1,108)	(622)	(1,730)	26,708
53,781	1,939,393	—	10	2,585,168	—	—	7,700	7,700	—	—	285	285	—	(1)	(1)	(2,629,851)	(30,871)	(2,660,722)	1
126	6,039	—	600	13,591	—	—	200	200	—	—	100	100	—	(200)	(200)	(15,907)	(566)	(16,473)	1
—	—	—	—	190	—	—	8,000	8,000	—	—	4	4	—	—	—	(8,000)	—	(8,000)	2,661
—	—	—	—	1,158	—	—	—	—	—	—	17	17	—	—	—	(2,860)	—	(2,860)	1,062
1	1,137,886	—	—	1,627,154	—	—	619,945	619,945	—	—	4	4	—	(11,762)	(11,762)	(1,511,171)	(378,339)	(1,889,510)	350,435
1	1,137,886	—	—	1,381,867	—	—	619,945	619,945	—	—	4	4	—	(1)	(1)	(1,511,171)	(345,513)	(1,856,684)	149,735
—	—	—	—	245,287	—	—	—	—	—	—	—	—	—	(11,761)	(11,761)	—	(32,826)	(32,826)	200,700
2,784	58,492	4,995	619	672,768	—	—	—	—	—	—	509	509	—	(1)	(1)	(110,108)	(5,261)	(115,369)	612,876
102	58,492	3,999	271	634,788	—	—	—	—	—	—	292	292	—	(1)	(1)	(89,560)	(1,760)	(91,320)	570,858
2,682	—	996	348	7,564	—	—	—	—	—	—	216	216	—	—	—	—	(3,501)	(3,501)	31,228
—	—	—	—	30,416	—	—	—	—	—	—	1	1	—	—	—	(20,548)	—	(20,548)	10,790
303	—	203	80	2,077	—	—	7,802	7,802	—	—	15	15	—	(1)	(1)	—	(14,441)	(14,441)	2,332
—	—	—	80	213	—	—	—	—	—	—	—	—	—	—	—	—	(977)	(977)	1
—	—	—	—	920	—	—	—	—	—	—	2	2	—	(1)	(1)	—	(1,907)	(1,907)	502
303	—	203	—	944	—	—	7,802	7,802	—	—	13	13	—	—	—	—	(11,557)	(11,557)	1,829
25	—	1	190	12,878	—	—	—	—	—	—	212	212	—	(1,956)	(1,956)	(10,143)	(590)	(10,733)	24,843
—	—	—	—	127	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,082
25	—	1	190	12,751	—	—	—	—	—	—	212	212	—	(1,956)	(1,956)	(10,143)	(590)	(10,733)	23,761

57,020	3,141,810	5,199	1,499	4,915,537	—	—	666,312	666,312	—	—	1,161	1,161	—	(13,921)	(13,921)	(4,289,148)	(430,690)	(4,719,838)	1,020,919

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP
($000)

VOTE 46 Ministry Operations

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Land Use Policy and Planning and Ecosystems	55,032	27,495	166	6,984	—	34,645	—	483	—	1,909	239	269	—	2	105
Water, Fisheries and Coastal Policy and Planning	7,917	7,088	45	1,800	—	8,933	—	221	—	541	85	265	—	—	15
Natural Resource Information and Digital Services	19,731	30,083	50	7,641	—	37,774	—	180	—	3,127	6,684	422	—	1	26
Reconciliation and Natural Resource Sector Policy	1,835	2,397	—	609	—	3,006	—	146	—	40	17	48	—	—	—
Natural Resource Sector Secretariat	4,396	5,040	17	1,280	—	6,337	—	153	—	199	59	194	—	—	8
Executive and Support Services	14,836	24,654	694	6,302	93	31,743	—	238	—	939	4,577	3,150	—	—	278
Minister's Office	614	479	—	160	93	732	—	71	—	—	12	17	—	—	—
Corporate Services	14,222	24,175	694	6,142	—	31,011	—	167	—	939	4,565	3,133	—	—	278

Total	103,747	96,757	972	24,616	93	122,438	—	1,421	—	6,755	11,661	4,348	—	3	432

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
74	—	61	—	3,142	—	—	22,623	22,623	—	—	12	12	—	(131)	(131)	(1)	(2,825)	(2,826)	57,465
1	—	20	—	1,148	190	—	719	909	—	—	2	2	—	(20)	(20)	(1)	(616)	(617)	10,355
15	—	118	—	10,573	—	—	5	5	—	—	18	18	—	(20,468)	(20,468)	—	(1,677)	(1,677)	26,225
—	—	—	—	251	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,254
6	—	—	—	619	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	6,953
1,015	—	892	200	11,289	—	—	—	—	—	—	1,748	1,748	—	(25,021)	(25,021)	(1)	(1)	(2)	19,757
—	—	—	—	100	—	—	—	—	—	—	31	31	—	—	—	—	—	—	863
1,015	—	892	200	11,189	—	—	—	—	—	—	1,717	1,717	—	(25,021)	(25,021)	(1)	(1)	(2)	18,894

1,111	—	1,091	200	27,022	190	—	23,347	23,537	—	—	1,780	1,780	—	(45,642)	(45,642)	(5)	(5,121)	(5,126)	124,009

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 47 Management of Public Funds and Debt

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,378,385	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,378,388	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	1,293,670	15,753	1,309,423	—	—	—	(873)	—	(873)	1,308,550
—	—	—	—	—	—	—	—	—	—	—	1,839,816	1,839,816	—	—	—	(850,067)	(989,748)	(1,839,815)	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	90,715	90,715	—	—	—	—	(90,714)	(90,714)	1

—	—	—	—	—	—	—	—	—	—	1,293,670	1,946,285	3,239,955	—	—	—	(850,940)	(1,080,462)	(1,931,402)	1,308,553

OTHER APPROPRIATIONS

($000)

VOTE 48 Contingencies (All Ministries) and New Programs

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
General Programs	4,848,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	2,800,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pandemic Recovery	2,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CleanBC	48,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,848,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Capital Funding

Description	Total 2022/23 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	3,733,581	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	930,347	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	1,656,542	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	433,225	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	547,521	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	55,946	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	100,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,733,581	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	5,500,001	5,500,001	—	—	—	—	(1)	(1)	5,500,000
—	—	—	—	—	—	—	—	—	—	—	4,200,001	4,200,001	—	—	—	—	(1)	(1)	4,200,000
—	—	—	—	—	—	—	—	—	—	—	1,000,000	1,000,000	—	—	—	—	—	—	1,000,000
—	—	—	—	—	—	—	—	—	—	—	300,000	300,000	—	—	—	—	—	—	300,000

—	—	—	—	—	—	—	—	—	—	—	5,500,001	5,500,001	—	—	—	—	(1)	(1)	5,500,000

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	4,539,987	4,539,987	—	—	7	7	—	—	—	—	(7)	(7)	4,539,987
—	—	—	—	—	—	—	864,898	864,898	—	—	1	1	—	—	—	—	(1)	(1)	864,898
—	—	—	—	—	—	—	2,104,236	2,104,236	—	—	1	1	—	—	—	—	(1)	(1)	2,104,236
—	—	—	—	—	—	—	563,460	563,460	—	—	1	1	—	—	—	—	(1)	(1)	563,460
—	—	—	—	—	—	—	818,635	818,635	—	—	1	1	—	—	—	—	(1)	(1)	818,635
—	—	—	—	—	—	—	10,000	10,000	—	—	1	1	—	—	—	—	(1)	(1)	10,000
—	—	—	—	—	—	—	78,758	78,758	—	—	1	1	—	—	—	—	(1)	(1)	78,758
—	—	—	—	—	—	—	100,000	100,000	—	—	1	1	—	—	—	—	(1)	(1)	100,000

—	—	—	—	—	—	—	4,539,987	4,539,987	—	—	7	7	—	—	—	—	(7)	(7)	4,539,987

OTHER APPROPRIATIONS

($000)

VOTE 50 Commissions on Collection of Public Funds

	Total
	2022/23					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	76,662	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Emergency Management and Climate Readiness	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Low Carbon Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	69,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	1,531	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	895	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Development and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Post-Secondary Education and Future Skills	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,341	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Resource Stewardship	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(76,661)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	87,818	87,818	—	—	—	—	—	—	87,818
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	80,000	80,000	—	—	—	—	—	—	80,000
—	—	—	—	—	—	—	—	—	—	—	1,246	1,246	—	—	—	—	—	—	1,246
—	—	—	—	—	—	—	—	—	—	—	945	945	—	—	—	—	—	—	945
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,730	4,730	—	—	—	—	—	—	4,730
—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(87,818)	—	(87,818)	(87,817)

—	—	—	—	—	—	—	—	—	—	—	87,819	87,819	—	—	—	(87,818)	—	(87,818)	1

OTHER APPROPRIATIONS

($000)

VOTE 51 Allowances for Doubtful Revenue Accounts

	Total
	2022/23					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	59,630	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,437	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Emergency Management and Climate Readiness	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Low Carbon Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	33,399	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	5,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Development and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Post-Secondary Education and Future Skills	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,534	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Resource Stewardship	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(59,629)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	61,026	61,026	—	—	—	—	—	—	61,026
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	2,437	2,437	—	—	—	—	—	—	2,437
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	35,000	35,000	—	—	—	—	—	—	35,000
—	—	—	—	—	—	—	—	—	—	—	5,601	5,601	—	—	—	—	—	—	5,601
—	—	—	—	—	—	—	—	—	—	—	4,501	4,501	—	—	—	—	—	—	4,501
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	5,334	5,334	—	—	—	—	—	—	5,334
—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(61,026)	—	(61,026)	(61,025)

—	—	—	—	—	—	—	—	—	—	—	61,027	61,027	—	—	—	(61,026)	—	(61,026)	1

OTHER APPROPRIATIONS

($000)

VOTE 52 Tax Transfers

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	987,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action Tax Credit	363,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Benefit	425,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Renters Tax Credit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credit	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credit	33,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	116,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	1,057,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credit	120,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credit	714,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credit	97,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credit	80,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Clean Buildings Tax Credit	2,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	42,900	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	2,044,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 53 Electoral Boundaries Commission

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	2,194	45	—	12	—	57	45	10	—	1	19	3	—	12	—
Total	2,194	45	—	12	—	57	45	10	—	1	19	3	—	12	—

VOTE 54 Forest Practices Board

	Total
	2022/23					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,896	2,074	—	526	—	2,600	90	155	—	175	400	130	—	10	—
Total	3,896	2,074	—	526	—	2,600	90	155	—	175	400	130	—	10	—

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	1,815,000	—	1,815,000	—	—	—	—	—	—	—	—	—	—	1,815,000
—	—	—	—	—	—	757,000	—	757,000	—	—	—	—	—	—	—	—	—	—	757,000
—	—	—	—	—	—	463,000	—	463,000	—	—	—	—	—	—	—	—	—	—	463,000
—	—	—	—	—	—	309,000	—	309,000	—	—	—	—	—	—	—	—	—	—	309,000
—	—	—	—	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—	—	50,000
—	—	—	—	—	—	40,000	—	40,000	—	—	—	—	—	—	—	—	—	—	40,000
—	—	—	—	—	—	196,000	—	196,000	—	—	—	—	—	—	—	—	—	—	196,000
—	—	—	—	—	—	1,344,000	—	1,344,000	—	—	—	—	—	—	—	—	—	—	1,344,000
—	—	—	—	—	—	152,500	—	152,500	—	—	—	—	—	—	—	—	—	—	152,500
—	—	—	—	—	—	890,300	—	890,300	—	—	—	—	—	—	—	—	—	—	890,300
—	—	—	—	—	—	96,300	—	96,300	—	—	—	—	—	—	—	—	—	—	96,300
—	—	—	—	—	—	110,000	—	110,000	—	—	—	—	—	—	—	—	—	—	110,000
—	—	—	—	—	—	20,000	—	20,000	—	—	—	—	—	—	—	—	—	—	20,000
—	—	—	—	—	—	74,900	—	74,900	—	—	—	—	—	—	—	—	—	—	74,900
—	—	—	—	—	—	3,159,000	—	3,159,000	—	—	—	—	—	—	—	—	—	—	3,159,000

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	90	—	—	—	—	—	—	—	—	—	—	—	—	—	—	147
—	—	—	—	90	—	—	—	—	—	—	—	—	—	—	—	—	—	—	147

																			Total
				Total				Total				Total			Total			Total	2023/24
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,986
167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,986

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EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is composed of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50	Base Salaries – includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51	Supplementary Salary Costs – includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52	Employee Benefits – includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54	Legislative Salaries and Indemnities – includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57	Public Servant Travel – includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59	Centralized Management Support Services – includes central agency charges to ministries for services such as legal services.

60	Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63	Information Systems – Operating – includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65	Office and Business Expenses – includes supplies and services required for the operation of offices.

67	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69	Utilities, Materials and Supplies – includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72	Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75	Building Occupancy Charges – includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

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GOVERNMENT TRANSFERS

77	Transfers – Grants – includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79	Transfers – Entitlements – includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

80	Transfers – Shared Cost Arrangements – includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85	Other Expenses – includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86 Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89	Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land – includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.

Buildings – includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

Specialized Equipment – includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

Vehicles – includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

Roads – includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

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